As filed with the Securities and Exchange Commission on December 5, 2012

Securities Act File No. 333-
Investment Company Act File No. 811-06062

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. and/or	☐

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes.)	☐

THE THAI CAPITAL FUND, INC.
(Exact Name of Registrant as Specified in Charter)

c/o Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (215) 405-2049

Andrea Melia
The Thai Capital Fund, Inc.

c/o Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103
(Name and Address of Agent for Service)

WITH COPIES TO:
Leonard B. Mackey, Jr., Esq.
Clifford Chance US LLP
31 West 52nd Street
New York, New York  10019
(212) 878-8489

Approximate date of proposed public offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, please check this box. ☐

It is proposed that the filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Preferred Stock, par value $0.01 per share	3,564,814 shares	$$4.95	$17,645,829.30	$2,406.90

(1)                     Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion dated December 5, 2012

PROSPECTUS

3,564,814 Shares

The Thai Capital Fund, Inc.

1.00% Redeemable Preferred Stock

Issuable Upon Exercise of Rights
to Subscribe for such Shares of Preferred Stock

The Thai Capital Fund, Inc. (the “Fund”) is issuing to its stockholders (“Record Date Stockholders”) of record as of the close of business on        , 2012 (the “Record Date”) non-transferable rights (“Rights”) to subscribe for up to an aggregate of 3,564,814 shares (the “Shares”) of 1.00% redeemable preferred stock, par value $0.01 per share (“Preferred Stock”), of the Fund (the “Offer”) at the rate of one share of Preferred Stock for each Right held, and entitling Record Date Stockholders to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription Rights.  Each Record Date Stockholder is being issued one Right for each share of the Fund’s common stock, par value $0.01 per share (the “Common Stock”), held by such Record Date Stockholder as of the Record Date.  Rights will not be issued for fractions of shares of Common Stock.  Accordingly, fractional Shares will not be issued.

Neither the Rights nor the Shares issued upon exercise of the Rights will be listed for trading on the NYSE MKT LLC (the “NYSE MKT”) or any other exchange. See “The Offer.”

The subscription price per Share (the “Subscription Price”) will be $4.95, which represents 99% of each Share’s $5.00 liquidation preference.

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON     , 2013, unless extended as described herein (the “Expiration Date”).  The Fund announced the Offer after the close of trading on the NYSE MKT on December     , 2012.

The Preferred Stock issuable pursuant to the Offer will have a liquidation preference of $5.00 per share and will have a subscription price of $4.95 per Share, which represents 99% of each Share’s $5.00 liquidation preference.   The Preferred Stock will have a one year term with a fixed dividend rate at 1% and would be redeemable at any time at the Fund’s option at par plus any accrued dividends.

The Fund is extending the Offer as a way to permit Record Date Stockholders that support liquidation or reorganization of the Fund to accumulate sufficient voting shares of the Fund so that the Fund is able to obtain the necessary vote on liquidation, reorganization or other corporate actions with respect to the Fund.  While all Record Date Stockholders are entitled to participate in the Offer, it is expected that the Preferred Stock will primarily be subscribed for by stockholders that support corporate action to liquidate, wind up or reorganize the Fund.  As a result, to the extent that all stockholders do not participate in the Offer, the stockholders that do participate in the Offer will have a greater influence on the vote with respect to any corporate action.  Shortly after expiration of the Offer, the Fund intends to hold a special meeting of stockholders to consider liquidation, reorganization or other corporate action with respect to the Fund.  Shortly, after that special meeting, the Fund intends to redeem the Preferred Stock. The Fund will hold the proceeds of the Offer in an interest-bearing account in the United States.

Investment in the Fund involves certain special considerations and risks arising in part from the Fund’s investment in securities of Thai companies that may be considered speculative, which risks are not normally associated with investments in securities of U.S. issuers or certain other non-U.S. issuers.  Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case.  See “Risk Factors and Special Considerations” beginning on page 20 of this prospectus.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Subscription Price		Sales Load	Estimated Proceeds to the Fund(1)
Per Share	US$	4.95	None	US$	4.95
Total	US$	17,645,829	None	US$	17,645,829

(1)                     Assuming full participation in the Offer and before taking into account expenses incurred by the Fund in connection with the Offer, estimated at $        .

The date of this Prospectus is      , 2012.

(continued from previous page)

Please read this Prospectus carefully before investing and keep it for future reference.  It contains important information that a prospective investor ought to know before investing in the Fund.  All questions and inquiries relating to the Offer should be directed to the Information Agent, AST Fund Solutions, LLC, toll free at (800) 441-2738.  The Fund has filed additional information about it with the U.S. Securities and Exchange Commission (the “Commission”) (http://www.sec.gov).  To obtain a copy of the Fund’s Annual Report for the fiscal year ended December 31, 2011, the Fund’s Semi-Annual Report for the 6 months ended June 30, 2012 and other information about the Fund, or to make stockholder inquiries, you may write to The Thai Capital Fund, Inc., c/o Aberdeen Asset Management Inc., or call toll-free at (866) 839-5205.  The reports are available on the Fund’s website at www.thaicapitalfund.com. The address of the Fund is c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103 (telephone number (866) 839-5205).

The Fund’s investment objective is long-term capital appreciation.  The Fund seeks to achieve this objective through investment primarily in equity securities of Thai companies.

Unless otherwise specified, references in this Prospectus to “U.S. $” or “$” are to U.S. dollars and references to “Baht” are to Thai Baht.

At November 30, 2012, the noon valuation of the Federal Reserve Bank of New York for Thai Baht was Baht 30.70 = U.S. $1.00.  No representation is made that the Baht or U.S.$ amounts in this Prospectus could have been or could be converted into U.S. $ or Baht, as the case may be, at any particular rate or at all.  See “Risk Factors and Special Considerations—Exchange Rate Fluctuations and Foreign Currency Considerations” for information regarding historical rates of exchange between the Thai Baht and the U.S. dollar.

You should rely on the information contained in this Prospectus.  We have not authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should assume that the information appearing in this Prospectus is accurate only as of the date on the front cover of this Prospectus.  The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

FORWARD-LOOKING STATEMENTS

The Fund may not claim the safe harbor for forward-looking statements contained in the federal securities laws of the United States because that safe harbor does not apply to investment companies.  Nevertheless, you should note that certain statements in this Prospectus are forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements.  Such factors include, among others, those listed under “Risk Factors and Special Considerations” and elsewhere in this Prospectus.  As a result of these and other factors, the Fund cannot give you any assurance as to its future results or level of performance.  To the extent required by law, the Fund undertakes to amend or reflect any material changes to it after the date of this Prospectus.

FINANCIAL HIGHLIGHTS*

This table below sets forth certain specified information for a share of Common Stock outstanding throughout each period presented.  The information for the fiscal years ended December 31, 2002 through December 31, 2011 has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose reports thereon were unqualified.  The information should be read in conjunction with the financial statements and notes thereto incorporated by reference in this Prospectus.  See “Financial Statements.”

SELECTED PER SHARE DATA AND RATIOS
(For a common share outstanding throughout each period)

	For the 6 Months ended June 30, 2012		For the years ended December 31,
	(unaudited)		2011	2010	2009	2008	2007	2006	2005		2004	2003	2002
Net asset value, beginning of period	$10.06		$14.89	$11.62	$7.32	$13.27	$10.11	$8.92	$8.88		$9.62	$4.34	$3.42
Net investment income (loss)	0.09	**	0.21 *	0.26 **	0.13 **	0.14 **	0.17 **	0.16 **	0.12	**	0.05 **	0.03 *	(0.09)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.33	**	(2.29)**	6.20 **	4.34 **	(6.01)	3.19 **	1.31	0.01		(0.75)	5.31	1.01
Net increase (decrease) in net asset value resulting from operations	1.42		(2.08)	6.46	4.47	(5.87)	3.36	1.47	0.13		(0.70)	5.34	0.92
Less: dividends and distributions to shareholders
Net investment income	—		(0.09)	(0.06)	(0.17)	(0.08)	(0.20)	(0.28)	(0.09	)***	(0.04)	(0.06)	—
Net realized gains on investments and foreign currency transactions	—		(2.61)	(3.05)	—	—	—	—	—		—	—	—
Total dividends and distributions to shareholders	—		(2.70)	(3.11)	—	—	—	—	—		—	—	—
Dilutive effect of dividend reinvestment	—		(0.05	(0.08)	—	—	—	—	—		—	—	—
Net asset value, end of period	$11.48		$10.06	$14.89	$11.62	$7.32	$13.27	$10.11	$8.92		$8.88	$9.62	$4.34
Per share market value, end of period	$11.04		$8.60	$13.63	$9.83	$6.71	$13.59	$11.21	$8.99		$8.49	$9.25	$3.97
Total investment return(b):
Based on market price at beginning and end of period assuming reinvestment of dividends	28.37%		(18.70)%	69.70%	49.11%	(50.00)%	23.09%	27.89%	6.89%		(7.40)%	134.56%	41.79%
Based on net asset value at beginning and end of period assuming reinvestment of dividends	14.12%		(12.95)%	56.83%	61.57%	(44.14)%	33.27%	16.24%	1.40%		(6.89)%	123.09%	26.90%
Ratios and supplemental data:
Net assets, end of period (in millions)	$40.9		$35.8	$51.2	$36.9	$23.2	$42.0	$31.8	$28.0		$27.9	$30.2	$13.6
Ratios to average net assets of:
Expenses, before waivers of Administration and Advisory fees and excluding Thai taxes applicable to net investment income	2.30	%†	2.30%	2.44%	2.93%	3.11%	2.57%	2.39%	2.58%		2.32%	2.74%	— (c)
Expenses, before waivers of Administration and Advisory fees including Thai taxes applicable to net investment income	2.44	%†	2.30%	2.65%	3.12%	3.19%	2.74%	2.66%	3.04%		2.85%	3.31%	4.98%
Expenses, after waivers of Administration and Advisory fees and including Thai taxes applicable to net investment income	2.32	%†	1.99%	2.14%	2.55%	2.65%	2.20%	2.39%	2.58%		2.32%	2.74%	4.29%
Expenses, after waivers of Administration and Advisory fees and excluding Thai taxes applicable to net investment income	2.18	%†	1.99%	1.94%	2.36%	2.57%	2.04%	2.10%	2.46%		2.26%	2.63%	4.29%
Net investment income (loss)	1.50	%†	1.78%	1.82%	1.44%	1.21%	1.45%	1.57%	1.36%		0.63%	0.62%	(2.20)%
Portfolio turnover rate	51.27	%†	199.06%	244.77%	70.92%	80.06%	90.30%	129.02%	70.01%		11.21%	11.86%	14.62%

(a)                                 Calculated based on average shares outstanding.

(b)                                 Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)                                  Ratio not calculated in 2002.

*                                         Per share values are adjusted to reflect the one-for-two reverse stock split effective August 5, 2002.

**                                  After Thai taxes applicable to net investment income and/or net realized and unrealized gains (losses).

***                           Actual dividend equals $0.095 per share.

†                                         Annualized.

CAPITALIZATION AT DECEMBER 5, 2012

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Common Stock, $0.01 par value	100,000,000 shares	0	3,564,814 shares

PROSPECTUS SUMMARY

The following is qualified in its entirety by the more detailed information included elsewhere or incorporated by reference in this Prospectus.  It may not contain all of the information that is important to each stockholder.  Accordingly, to understand the Offer fully, stockholders are encouraged to read the entire document carefully.  Unless otherwise indicated, the information in this Prospectus assumes that the Rights issued are all exercised.

Terms of the Offer

The Thai Capital Fund, Inc. (the “Fund”) is issuing to its stockholders of record (“Record Date Stockholders”) as of the close of business on         , 2012 (the “Record Date”) non-transferable rights (the “Rights”) to subscribe for up to an aggregate of 3,564,814 shares (the “Shares”) of 1.00% redeemable preferred stock, par value $0.01 per share (the “Preferred Stock”), of the Fund (the “Offer”).  Each Record Date Stockholder is being issued one Right for each full share of common stock, par value $0.01 per share (the “Common Stock”), owned on the Record Date.  Rights will not be issued for fractional shares of Common Stock.  Accordingly, no fractional Shares will be issued.  The Rights entitle the holders thereof to acquire at the Subscription Price (defined below) one Share for each Right held.  The Subscription Period (“Subscription Period”) commences on           , 2012 and ends at 5:00 p.m., New York time, on          , 2013, unless extended by the Fund (the “Expiration Date”).  The Rights are evidenced by subscription certificates (“Subscription Certificates”) which will be mailed to Record Date Stockholders, except as discussed below under
“—Foreign Restrictions.”

The right of a holder of Rights (a “Rights Holder”) to acquire during the Subscription Period at the Subscription Price one Share for each Right held is hereinafter referred to as the “Primary Subscription.” All Rights may be exercised immediately upon receipt and until 5:00 p.m., New York time, on the Expiration Date.  Rights Holders purchasing Shares in the Primary Subscription are hereinafter referred to as “Exercising Rights Holders.”

Over-Subscription Privilege

Any Record Date Stockholder who fully exercises all Rights held by such Record Date Stockholder before or on the Expiration Date is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the “Over-Subscription Privilege”).  If sufficient Shares are available, all Record Date Stockholders’ over-subscription requests will be honored in full.  If these requests for Shares exceed the Shares available, the available Shares will be allocated pro rata among Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund so that the number of Shares issued to Record Date Stockholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of shares of Common Stock owned by them on the Record Date.  For purposes of determining the number of Shares that a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers whose shares of Common Stock are held of record by Cede & Co. (“Cede”), the nominee for The Depository Trust Company, or by any other depository or nominee (in each instance, a “Nominee Holder”), will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.  As a result of the Over-Subscription Privilege, to the extent that all stockholders do not participate in the Offer, the stockholders that do participate in the Offer and the Over-Subscription Privilege will have a greater influence on the vote with respect to any corporate action.  See “The Offer—Over-Subscription Privilege.”

Subscription Price

The subscription price per Share (the “Subscription Price”) will be $4.95, which represents 99% of each Share’s $5.00 liquidation preference.  The Subscription Price is discussed further under “The Offer—The Subscription Price.”

The Fund announced the Offer after the close of trading on the NYSE MKT on          , 2012.

Exercising Rights

The Rights will be evidenced by Subscription Certificates and may be exercised by completing a Subscription Certificate and delivering it, together with payment for the Shares to American Stock Transfer & Trust Company, LLC (the “Subscription Agent”) at the address set forth under “The Offer—Subscription Agent.” Stockholders who hold shares through a broker, bank or other financial institution should request the financial institution to submit a Subscription Certificate and payment for the Shares or a notice of guaranteed delivery on their behalf.  Exercising Rights Holders will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate.  See “The Offer—Exercise of Rights” and “The Offer—Payment for Shares.” There is no minimum number of Rights that must be exercised in order for the Offer to close.

Non-Transferability of Rights

The Rights are non-transferable and, therefore, may not be purchased or sold.  Rights not exercised will expire without residual value at the Expiration Date.  Neither the Rights nor the Shares to be issued pursuant to the Offer will be listed for trading on the NYSE MKT or any other securities exchange.

Termination of the Offer

The Board of Directors may decide to terminate this offering at any time, on or before the Expiration Date.  If the Board of Directors terminates the offering, the Fund’s only obligation to you will be to return any payment, without interest.

Foreign Restrictions

Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia) (“Foreign Record Date Stockholders”).  The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders’ accounts until instructions are received to exercise the Rights, subject to applicable law.  If no instructions are received prior to the Expiration Date, the Rights will expire.  See “The Offer—Foreign Stockholders.”

Information Agent

The Information Agent for the Offer is:

AST Fund Solutions, LLC
110 Wall Street, 5th Floor
New York, NY 10005
Toll Free: (800) 441-2738
Email:  wantler@astfundsolutions.com

Important Dates To Remember

Event	Date
Record Date
Subscription Period	to *
Expiration Date and Pricing Date	*
Subscription Certificates and Payment for Shares Due**	*
Notices of Guaranteed Delivery Due**	*
Subscription Certificates and Payment for Shares pursuant to Notice of Guaranteed Delivery Date	*
Confirmation to Exercising Rights Holders	*

*                                         Unless the Offer is extended.

**                                  An Exercising Rights Holder must deliver either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the Offer is extended.

Purpose of the Offer and Use of Proceeds

In response to the Fund’s underperformance, small asset size, persistent trading discount, and relatively high expense ratio, and as part of its general oversight responsibilities, the Board of Directors of the Fund (the “Board of Directors”) has regularly discussed and reviewed with Fund management various possible measures to address the discount and enhance stockholder value. After reviewing the various options available to the Fund, at a special meeting held on March 8, 2012, the Board of Directors unanimously determined that, under the circumstances, liquidation of the Fund is advisable in view of its underperformance, small asset size, relatively high expense ratio and the persistent discount to net asset value at which its shares trade. Following review and discussions with management and Fund counsel, the Fund’s Directors, each of whom is considered an independent director and not an “interested person” of the Fund, then approved and authorized the orderly liquidation of the Fund, and unanimously adopted a plan liquidation and dissolution of the Fund and directed that the proposal be submitted for consideration by the Fund’s stockholders.  The proposal to liquidate and dissolve the Fund was voted on by stockholders at the Annual Meeting of Stockholders on June 4, 2012 and the adjournment thereof held on July 2, 2012.  The required vote to approve the liquidation and dissolution of the Fund (the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Fund) was not achieved.  Following the Annual Meeting of Stockholders, the Board of Directors had several discussions regarding possible next steps for the Fund, including re-submitting the liquidation proposal for a vote of stockholders and the possibility of merging with another closed-end fund, which would also require the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Fund.

In reviewing of the voting results from the Annual Meeting, the Board noted that there had been strong support for the liquidation proposal from those stockholders who voted their shares of Common Stock and that the failure to receive stockholder approval for the liquidation was largely driven by many stockholders failing to vote or failing to instruct their brokers to vote on the liquidation proposal.  The Fund’s proxy solicitors indicated that large positions of the Fund’s shares of Common Stock are held by brokers or nominees on behalf of beneficial owners that routinely fail to provide voting instructions and, accordingly, it would be very difficult for the Fund to obtain stockholder approval for any non-discretionary matter requiring the affirmative vote of a supermajority of the Fund’s existing stockholders.  Accordingly, at a special meeting held on October 19, 2012, the Board of Directors determined that a rights offering of preferred stock would be in the best interests of the Fund and its stockholders as it will facilitate the Fund being able to achieve the vote necessary to liquidate, reorganize or take some other corporate action with respect to the Fund.

While all Record Date Stockholders are entitled to participate in the Offer, it is expected that the Preferred Stock will primarily be subscribed for by stockholders that support corporate action to liquidate, wind up or reorganize the Fund as a way to accumulate sufficient voting shares of the Fund to permit the Fund to obtain approval of such corporate action.  Shortly after expiration of the Offer, the Fund intends to hold a special meeting of stockholders to consider liquidation, reorganization or other corporate action with respect to the Fund.  Shortly, after that special meeting, the Fund intends to redeem the Preferred Stock. The Fund will invest the proceeds of the Offer in an interest-bearing account in the United States.

At November 30, 2012, the Fund had net assets of $46,036,948.

The Investment Manager (as defined below), the Administrator (as defined below) and, potentially, the U.S. Custodian (as defined below) will each benefit from the Offer because their respective fees are based on the average weekly net assets of the Fund.  See “Management of the Fund—The Investment Contract,” and “Administration and Custodians.”

The net proceeds of the Offer will be held in an interest-bearing account in the United States.  See “The Offer— Purpose of the Offer.”

The Fund

The Fund is a non-diversified, closed-end management investment company registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s investment objective is long-term capital appreciation.  The Fund seeks to achieve its investment objective through investment primarily in equity securities of Thai companies.

The Fund makes its investments in Thailand indirectly through a wholly-owned investment plan established in conformity with Thai law (the “Investment Plan”), which has a 25-year duration through May 17, 2015 (subject to earlier termination) unless continuance thereof is approved by the Bank of Thailand (the “BoT”).  In addition, the Investment Plan will expire in 2015, unless continuance is approved by Thailand’s Securities and Exchange Commission (“Thai SEC”), which is unlikely. Upon expiration or revocation of Thai SEC approval of the Investment Plan prior to that date, the Investment Plan will be required to liquidate.  The BoT has indicated that certain Thai limitations upon direct foreign investment in Thai equity securities are not applicable to the Fund because the Fund invests through the Investment Plan.  However, other agencies of the Thai government with jurisdiction over matters relating to the ownership of Thai companies by foreigners have not publicly addressed this question and are not prohibited from taking an independent view.  The Fund has no reason to believe such other agencies would adopt a position contrary to that adopted by the BoT.  See “Risk Factors and Special Considerations,” “Investment Objective and Policies,” “Thai Government Regulation and Investment by the Fund in Thai Securities—Regulation of the Investment Plan” and “The Securities Markets of Thailand—Foreign Investment.”

No Listing

Neither the Rights nor the Shares issuable upon the exercise of the Rights will be listed for trading on the NYSE MKT or any other exchange.

Investment Manager; Investment Management Fees

SCB Asset Management Co., Ltd. (the “Investment Manager”) acts as the investment manager of the Investment Plan pursuant to an investment contract (the “Investment Contract”) between the Investment Manager and the Fund.  The Investment Manager makes the investment management decisions relating to the Fund’s assets held through the Investment Plan.  The Investment Manager is registered under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”).  See “Management of the Fund.”

The Fund pays to the Investment Manager a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan’s average weekly net assets (of which 0.50% per annum is for the Manager’s management services and 0.10% per annum is for the Manager’s administrative services). See “Management of the Fund.”

Administrator; Administration Fee

As of September 28, 2012, Aberdeen Asset Management Inc. (the “Administrator”), provides certain administrative services to the Fund.  For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund.  Prior to September 28, 2012, Daiwa Securities Trust Company (the “Previous Administrator”), provided certain administrative services to the Fund.  For such services, the Fund paid the Previous Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets, with a minimum annual fee of $150,000.  The Previous Administrator had voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2011.  In addition, as permitted by the Administration Agreement, the Fund reimbursed the Previous Administrator for its out-of-pocket expenses related to the Fund.  During the year ended December 31, 2011, no out-of-expenses were paid by the Fund to the Previous Administrator.

Custodians; Custodial Fees

As of September 28, 2012, State Street Bank and Trust Company (the “U.S. Custodian”) acts as custodian for the Fund’s U.S. assets.  As compensation for its services as custodian, the U.S. Custodian receives a monthly fee and reimbursement of out-of-pocket expenses.

Prior to September 28, 2012, Daiwa Securities Trust Company (the “Previous U.S. Custodian”) acted as custodian for the Fund’s U.S. assets.  As compensation for its services as custodian, Daiwa Securities Trust Company received a monthly fee and reimbursement of out-of-pocket expenses.

During the year ended December 31, 2011, the Previous U.S. Custodian earned $6,170, as compensation for its custodial services to the Fund.

Bangkok Bank Public Company, Limited (the “Thai Custodian”), a commercial bank organized under the laws of the Kingdom of Thailand, acts as custodian for the Fund’s assets held through the Investment Plan.

Dividend Distributions and Reinvestment

The Fund will distribute to the holders of Preferred Stock dividends at the annual rate of 1.00% of the $5.00 liquidation preference.  Dividends on the Preferred Stock will be fully cumulative, will accumulate without interest from the date of original issuance of the Preferred Stock and will be payable quarterly in arrears on the last calendar day of March, June, September and December, commencing on the last calendar day of the first March, June, September or December following the Expiration Date. The Fund intends to continue to distribute to holders of Common Stock, annually, substantially all of its net income from dividends and interest and also expects to distribute annually any net realized capital gains.  Holders of Common Stock will have their dividends and other distributions from the Fund invested in additional shares of Common Stock of the Fund pursuant to the Fund’s DRIP Plan, except that any holder of Common Stock may elect to receive such distributions in cash.  See “Dividends and Distributions; DRIP Plan.”  Thai Baht remittances from the Investment Plan to the Fund during the term of the Investment Plan are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan’s net income and net realized gains on the sale of securities.

Summary Risk Factors and Special Considerations

Before investing you should consider carefully the following risks, as well as the other information in this Prospectus, before making an investment in the Fund under this Offer.

•                  Dilution of Ownership for Non Participants in the Offer.  As a result of the terms of the Offer, Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund’s voting stock than they had prior to the Offer.

•                  Preferred Stock Non-Transferable and Absence of Public Market.  Because the Rights and Shares are non-transferable, there is no market or other means for Record Date Stockholders to directly realize any value associated with them.

•                  Value versus Subscription Price.  The Subscription Price was not determined based on established criteria for valuation, such as expected future performance, cash flows or financial condition.  You should not rely on the Subscription Price to bear a relationship to those criteria or to be a guaranty of the value of the Fund or of the Preferred Stock.

•                  Exercise of Subscription Rights Non-Revocable. Exercising Rights Holders will have no right to rescind a purchase after receipt of their completed Subscription Certificates for Shares by the Subscription Agent.

•                  Termination of Offering.  The Board of Directors may terminate the Offer at any time prior to the Expiration Date.  If the Board of Directors decides to terminate the Offer, the Fund has no obligation to you except to return, without interest, your payment of the Subscription Price.

•                  Rejection of Exercise of Subscription Rights.  Record Date Stockholders who desire to purchase Shares in the Offer must act promptly to ensure that all required forms and payments are actually received by the Subscription Agent before the Expiration Date.  All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding.  The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

•                  Redemption by the Fund. The Board of Directors may, in its sole discretion, redeem at any time all then outstanding Shares of Preferred Stock at a redemption price of $5.00 per Share plus accrued and unpaid dividends and intends to redeem all of the outstanding Shares immediately after a special stockholders meeting is held to vote on liquidation of the Fund.  After redemption no such holder would be entitled to the dividends, liquidation preference or other rights attributable to holders of the Preferred Stock.  If not earlier redeemed, the Fund will redeem all outstanding Shares of Preferred Stock as of          , 2014 (one year from the Expiration Date) at a price of $5.00 per Share of Preferred Stock held on such date plus accrued and unpaid dividends.

•                  Investing in the Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.  Risks are inherent in investments in equities, and purchasers of the Shares in the Offer should be aware that there may be significant fluctuations in the value of the Fund’s investments and under extreme circumstances these fluctuations may affect the value of the Shares.  Certain risks of the Fund’s are described below.

•                  Investments in Thai Equities.  Investing in securities of Thai companies involves certain risks and considerations not typically associated with investing in securities of United States companies.  Such risks include:

•                  The Thai securities market is an emerging market characterized by a relatively small number of listed companies, price volatility and a relatively illiquid secondary market.  In addition, because trading in listed Thai securities is concentrated in a small number of Thai companies the supply of securities available for investment by the Fund may be limited.

•                  Thai securities markets are less developed than U.S. securities markets and securities markets of more developed countries.  Disclosure and regulatory standards in emerging market countries, such as Thailand, are, in many respects, less stringent than U.S. standards.  Issuers in Thailand are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.  There is also generally less governmental regulation of the securities industry in Thailand than in the United States.

•                  The Thai government and Thai companies have adopted certain policies and restrictions that may have the effect of restricting the Fund’s investment opportunities in Thailand.

•                  Thailand, and the Asia region as a whole, have in the past experienced natural disasters of varying degrees of severity and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist. The long-term economic effects of such geological factors on the Thai economy, and on the Fund’s investments and share price, cannot be predicted.

•                  The value of the Fund’s assets may be adversely affected by political, economic, social and other factors, changes in Thai law or regulations and the status of Thailand’s relations with other countries.  There is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks) which could affect adversely the economy of Thailand or the value of the Fund’s investments.  In addition, it may be difficult to obtain and enforce a judgment in a court in Thailand, including in a case where there is a default with respect to the security of an Thai issuer or with respect to any other claim that the Fund may have against an issuer or its directors and officers.

•                  Under normal circumstances, the Fund’s total assets (other than the proceeds of this Offer) are predominantly invested through the Investment Plan in equity securities of Thai companies and substantially all income earned by the Fund is in Baht, whereas distributions by the Fund are made in U.S. dollars.  Therefore, the Fund’s reported net asset value and distributions are affected adversely if there are reductions in the value of the Baht relative to the U.S. dollar.  The Fund incurs costs for conversion between currencies.  The value of the Thai assets held through the Investment Plan will be adversely affected if there is a decline in the value of the Baht relative to the U.S. dollar.  Due to (i) the absence of an options or futures market for the Baht and (ii) certain investment and foreign exchange restrictions imposed under Thai law, including a prohibition against the Fund’s investing any of its assets held in the Investment Plan in securities other than Thai equity and Baht-denominated securities, the Fund may not be able to hedge effectively against such risk and, as a result, may be affected adversely.

•                  Certain Provisions of the Charter.  The Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and, consequently, these provisions could deprive stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.  See “Description of Capital Stock—Special Voting Provisions.”

•                  Operating Expenses.  The operating expense ratio of the Fund are higher than that of funds investing predominantly in the securities of U.S. issuers since the expenses of the Fund (such as custodial and communication costs) are higher.  See “Expenses.”

•                  Leverage Risk.  The Preferred Stock issuable upon the exercise of the Rights pursuant to the Offer and certain of the Fund’s investment techniques may be deemed to create “senior securities” under the 1940 Act.  Funds obtained through senior securities or borrowings create investment opportunity, but they also increase exposure to risk. See “Description of Capital Stock—Effects of Leverage.”

•                  Investment in Unlisted Securities.  Although the Fund invests primarily in listed securities, it may invest its assets held by the Investment Plan in securities that are not listed on the SET (or other organized exchanges) and such investments may include securities purchased in direct placements from the issuer.  Investment in unlisted securities may involve a high degree of business and financial risk.

•                  Net Asset Value Discount.  The Fund’s shares of Common Stock have historically traded on the NYSE MKT at a discount to the Fund’s net asset value per share.  There is no assurance that this Offering of Preferred Stock will have any effect on the persistent discount to net asset value experienced by the Fund.

•                  Non-Diversification.  The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer.  The Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.  As a non diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities.  See “Investment Limitations” and “Taxation—U.S. Federal Income Taxes.”

•                  Thai Taxes.  In the opinion of Thai counsel to the Fund, the Fund will be entitled to certain tax benefits under Thai law, including a reduction to 10% in the applicable rate of withholding on distributions from the Investment Plan to the Fund of dividend and interest income and capital gains.  In addition, in the opinion of Thai counsel, neither the Fund nor the Investment Plan will be subject to Thai income tax (other than withholding) with respect to dividend and interest income or capital gains.  Thai counsel has advised the Fund, however, that Thai tax authorities could assert that the Fund, the Investment Plan or both should be subject to Thai income tax, although, in Thai counsel’s opinion, if such assertion were made, the matter should ultimately be resolved in a manner consistent with the foregoing.  See “Taxation—Thai Income Taxes—Taxation of the Investment Plan.” The Fund may elect, for U.S. federal income tax purposes, to treat the 10% Thai withholding tax as paid by its stockholders.  Such election, if made, will require each stockholder to include in its income an amount equal to its allocable share of the 10% Thai withholding tax paid by the Fund and the Investment Plan to the Thai government.  Subject to certain limitations, a stockholder will be entitled to credit its allocable share of these amounts against its U.S. federal income tax due, if any, or to deduct its allocable share from its U.S. taxable income, if any.  If such election is made, foreign stockholders may, in effect, be subject to additional U.S. withholding tax for which such stockholders may not be able to claim a credit or deduction.  See “Taxation—U.S. Federal Income Taxes—Foreign Taxes” and “Taxation—U.S. Federal Income Taxes—Foreign Stockholders.”

•                  Recent Events.  Recent developments in the U.S. and foreign financial markets illustrate the current environment is one of extraordinary and possibly unprecedented uncertainty.  The regulation of these markets and the participants therein may change as a result of such conditions. The recent instability in the financial markets has led the U.S. government and certain foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse affect on the Fund’s business and operations. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

•                  Conflicts of Interest.  The Investment Manager, the Administrator and, potentially, the U.S. Custodian will each benefit from the Offer because their respective fees are based on the average weekly net assets of the Fund.  See “Management of the Fund—Payment of Fees and Expenses” and “Administration and Custodians.”

THE FUND

The Thai Capital Fund, Inc. (the “Fund”), incorporated in Maryland on March 14, 1990, is a non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund’s investment objective is long-term capital appreciation.  The Fund seeks to achieve its investment objective through investment primarily in equity securities of Thai companies.  The Fund invests in Thailand indirectly through the Investment Plan described below.  Accordingly, references herein to investments by the Fund in Thai equity securities and other Baht-denominated investments refers to investments made indirectly by the Fund through the Investment Plan.  The Investment Manager, manages the Fund’s investments through the Investment Plan and makes the investment decisions with respect to such assets.  The Investment Manager is registered as an investment adviser under the Advisers Act.  See “Management of the Fund.”

Various Thai laws limit direct foreign investment in certain Thai companies, and the articles of association of many Thai companies also restrict the percentage of their securities that can be registered in the names of foreign persons.  The Fund makes it investments in Thailand indirectly through a wholly-owned Investment Plan established under Thai law pursuant to the Investment Contract, referred to as a “krongkarn.”  The Investment Plan has a 25-year duration through May 17, 2015 (subject to earlier termination) unless continuance thereof is approved by the BoT.  In addition, the Investment Plan will expire in 2015, unless continuance is approved by the Thai SEC, which is unlikely. Upon expiration or revocation of Thai SEC approval of the Investment Plan prior to that date, the Investment Plan will be required to liquidate.   The BoT has indicated that, because the Fund invests in Thai securities through the Investment Plan, the Fund’s investments in Thailand are treated as being owned by a Thai national and, therefore, are not subject to such limitations on foreign ownership imposed by Thai laws and the articles of association of many Thai companies.  However, other agencies of the Thai government with jurisdiction over matters relating to the ownership of Thai companies by foreigners have not publicly addressed the question of whether ownership of securities through a krongkarn results in the owner being treated as a Thai national and are not prohibited from taking an independent view.  The Fund has no reason to believe such other agencies would adopt a position contrary to that adopted by the BoT.  See “Risk Factors and Special Considerations,” “Investment Objective and Policies,” “Thai Government Regulation and Investment by the Fund in Thai Securities—Regulation of the Investment Plan” and “The Securities Markets of Thailand—Foreign Investment.”

THE OFFER

Terms of the Offer

FOR INFORMATION REGARDING THE OFFER, CONTACT THE INFORMATION AGENT AT

AST FUND SOLUTIONS, LLC, 110 WALL STREET, 5TH FLOOR, NEW YORK, NY 10005

OR PHONE: (800) 441-2738

The Fund is issuing Rights to subscribe for the Shares to Record Date Stockholders.  Each Record Date Stockholder is being issued one Right for each full share of Common Stock owned on the Record Date.  Rights will not be issued for fractional shares of Common Stock.  Accordingly, no fractional Shares will be issued.  The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each Right held.  The Rights are evidenced by Subscription Certificates, which will be mailed to the Record Date Stockholders other than Foreign Record Date Stockholders.  See “The Offer—Foreign Stockholders.”

Completed Subscription Certificates may be delivered to the Subscription Agent at any time during the Subscription Period, which commences on          , 2012, and ends at 5:00 p.m., New York time, on         , 2013, unless extended by the Fund.  See “—Expiration of the Offer.” Parties that purchase Rights prior to the Expiration Date may also purchase Shares in the Primary Subscription.  All Rights may be exercised immediately upon receipt and until 5:00 p.m., New York time, on the Expiration Date.

Any Record Date Stockholder who fully exercises all Rights held by such Record Date Stockholder before or on the Expiration Date is entitled to subscribe for Shares which were not otherwise subscribed for by Exercising Rights Holders in the Primary Subscription.  For purposes of determining the maximum number of Shares that a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede, the nominee for The Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.  Shares acquired pursuant to the Over-Subscription Privilege may be subject to allotment, which is more fully discussed below under “Over-Subscription Privilege.”

Rights will be evidenced by Subscription Certificates and may be exercised by completing a Subscription Certificate and delivering it, together with proper payment.  The method by which Rights may be exercised and Shares paid for is set forth below under “Exercise of Rights” and “Payment for Shares.” An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate.  Persons exercising Rights will be required initially to pay for both Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege at the Subscription Price of $4.95 per share.  See “—Payment for Shares” below.

The Rights are non-transferable and, therefore, may not be purchased or sold.  Rights not exercised will expire without residual value when the Offer expires.  Neither the Rights nor the Shares to be issued pursuant to the Offer will be listed for trading on the NYSE MKT or any other securities exchange.

The Board of Directors may decide to terminate this offering at any time, on or before the Expiration Date.  If Board of Directors terminate the offering, the Fund’s only obligation to you will be to return any payment, without interest.

Purpose of the Offer

In response to the Fund’s underperformance, small asset size, persistent trading discount, and relatively high expense ratio, and as part of its general oversight responsibilities, the Board of Directors has regularly discussed and reviewed with Fund management various possible measures to address the discount and enhance stockholder value. After reviewing the various options available to the Fund, at a special meeting held on March 8, 2012, the Board of Directors unanimously determined that, under the circumstances, liquidation of the Fund is advisable in view of its underperformance, small asset size, relatively high expense ratio and the persistent discount to net asset value at which its shares trade. Following review and discussions with management and Fund counsel, the Fund’s Directors, each of whom is considered an independent director and not an “interested person” of the Fund, then approved and authorized the orderly liquidation of the Fund, and unanimously adopted a plan liquidation and dissolution of the Fund and directed that the proposal be submitted for consideration by the Fund’s stockholders.  The proposal to liquidate and dissolve the Fund was voted on by stockholders at the Annual Meeting of Stockholders on June 4, 2012 and the adjournment thereof held on July 2, 2012.  The required vote to approve the liquidation and dissolution of the Fund (the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Fund) was not achieved.  Following the Annual Meeting of Stockholders, the Board of Directors had several discussions regarding possible next steps for the Fund, including re-submitting the liquidation proposal for a vote of stockholders and the possibility of merging with another closed-end fund, which would also require the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Fund.

In reviewing of the voting results from the Annual Meeting, the Board noted that there had been strong support for the liquidation proposal from those stockholders who voted their shares of Common Stock and that the failure to receive stockholder approval for the liquidation was largely driven by many stockholders failing to vote or failing to instruct their brokers to vote on the liquidation proposal.  The Fund’s proxy solicitors indicated that large positions of the Fund’s shares of Common Stock are held by brokers or nominees on behalf of beneficial owners that routinely fail to provide voting instructions and, accordingly, it would be very difficult for the Fund to obtain stockholder approval for any non-discretionary matter requiring the affirmative vote of a supermajority of the Fund’s existing stockholders.  Accordingly, at a special meeting held on October 19, 2012, the Board of Directors determined that a rights offering of preferred stock would be in the best interests of the Fund and its stockholders as it will facilitate the Fund being able to achieve the practical result of liquidating and dissolving the Fund.

While all Record Date Stockholders are entitled to participate in the Offer, it is expected that the Preferred Stock will primarily be subscribed for by stockholders that support liquidation of the Fund as a way to accumulate sufficient voting shares of the Fund to permit the Fund to obtain approval of liquidation of the Fund.  Shortly after expiration of the Offer, the Fund intends to hold a special meeting of stockholders to consider, among other matters, liquidation of the Fund.  Shortly, after that special meeting, the Fund intends to redeem the Preferred Stock. The Fund will invest the proceeds of the Offer in an interest-bearing account in the United States.

At November 30, 2012, the Fund had net assets of $46,036,948.

The Investment Manager, the Administrator and, potentially, the U.S. Custodian will each benefit from the Offer because their respective fees are based on the average weekly net assets of the Fund.  See “Management of the Fund—The Investment Contract” and “Administration and Custodians.” It is not possible to state precisely the amount of additional compensation the Investment Manager and the U.S. Custodian will receive as a result of the Offer because it is not known how many Shares will be subscribed for.  However, in the event that all the Rights are exercised in full and on the basis of the Subscription Price of $4.95, the Investment Manager would receive additional annual management fees of approximately $102,900, the Administrator would receive additional administration fees of $34,300 and the U.S. Custodian would receive additional fees of $8,600.  None of the Fund’s Directors, all of whom voted to authorize the Offer, are affiliated with the Investment Manager, the Administrator or the U.S. Custodian.  See “Directors and Officers” and “Management of the Fund.”

The Fund may, in the future and at the discretion of its Board of Directors, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer.

Use of Proceeds

If all of the Rights are exercised in full at the Subscription Price of $4.95 per Share, the proceeds, net of commissions, to the Fund would be approximately $17,645,829, before deducting expenses incurred by the Fund, estimated at $          .  However, there can be no assurance that all Rights will be exercised in full.  The net proceeds of the Offer will be held in in an interest-bearing account in the United States. See “— Purpose of the Offer.” See also “Risk Factors and Special Considerations.”

Over-Subscription Privilege

Any Record Date Stockholder who fully exercises all Rights held by such Record Date Stockholder before or on the Expiration Date is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription by means of the Over-Subscription Privilege.  Record Date Stockholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights held by them, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege.  If sufficient Shares are available after the Primary Subscription, all Record Date Stockholders’ over-subscription requests will be honored in full.

If subscriptions for Shares pursuant to the Over-Subscription Privilege exceed the Shares available, the available Shares will be allocated pro rata among Record Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund so that the number of Shares issued to Record Date Stockholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of shares of Common Stock owned by them on the Record Date.  The percentage of remaining Shares each over-subscribing Record Date Stockholder may acquire may be rounded up or down to result in delivery of whole Shares.  As a result of the Over-Subscription Privilege, to the extent that all stockholders do not participate in the Offer, the stockholders that do participate in the Offer and the Over-Subscription Privilege will have a greater influence on the vote with respect to any corporate action.  For purposes of determining the maximum number of Shares that a Record Date Stockholder may acquire pursuant to the Over-Subscription Privilege, broker-dealers whose shares are held of record by Cede, the nominee for The Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.  The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

The Subscription Price

The Subscription Price per Share will be $4.95, which represents 99% of each Share’s $5.00 liquidation preference.  Exercising Rights Holders will have no right to rescind a purchase after receipt of their completed Subscription Certificates for Shares by the Subscription Agent.  Unless the Board of Directors cancels or terminates the Offer, all exercises of Subscription Rights are irrevocable.

The Fund announced the Offer after the close of trading on the NYSE MKT on          , 2012.

Expiration of the Offer

The Offer will expire at 5:00 p.m., New York time, on January     , 2013 (the “Expiration Date”), unless extended by the Fund.  Rights will expire on the Expiration Date and thereafter may not be exercised.  Any extension of the Offer will be followed as promptly as practicable by announcement thereof.  Such announcement will be issued no later than 5:00 p.m., New York City time, on the business day prior to the previously scheduled Expiration Date.  Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

The Subscription Agent is American Stock Transfer and Trust Company, LLC.  The Subscription Agent will receive for its administrative, processing, invoicing and other services as subscription agent, an amount estimated to be approximately $     , plus reimbursement for out-of-pocket expenses related to the Offer.  The Subscription Agent is also the Fund’s transfer agent, dividend paying agent and registrar.  Questions regarding the Subscription Certificates should be directed to American Stock Transfer & Trust Company, LLC, Operations Center, Attn.  Reorganization Department, P.O. Box 2042, New York, New York 10272-2042 (telephone number:  (877) 248-6417).  Stockholders may also consult their brokers or nominees.  Signed Subscription Certificates should be sent together with proper payment of the Subscription Price for the Shares, to the Subscription Agent, by one of the methods described below under “—Payment for Shares.”  The Fund will accept only Subscription Certificates actually received at any of the addresses listed below.  Notices of Guaranteed Delivery may also be sent by facsimile to (718) 234-5001, with the original Notice of Guaranteed Delivery to be sent promptly by one of the methods described below.  Facsimiles should be confirmed by telephone to (718) 921-8317.

(1)                                 BY MAIL OR OVERNIGHT COURIER:

American Stock Transfer & Trust Company, LLC
Operations Center
Attn:  Reorganization Department
P.O. Box 2042
New York, New York 10272-2042

(2)                                 BY HAND:

American Stock Transfer & Trust Company, LLC
Operations Center
Attn:  Reorganization Department
6201 15th Avenue
Brooklyn, New York 11219

Delivery to an address other than one of those listed above will not constitute good delivery.

Information Agent

The Information Agent for the Offer is:

AST Fund Solutions, LLC.
110 Wall Street, 5th Floor
New York, NY 10005
Toll Free:  (800) 441-2738
                          or
Email:  wantler@astfundsolutions.com

The Fund will pay the Information Agent an amount estimated to be approximately $     , plus reimbursement for out-of-pocket expenses related to the Offer.

Any questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed above.

Exercise of Rights

Rights may be exercised by completing and signing the reverse side of the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment of the Subscription Price for the Shares.  Completed Subscription Certificates and payment for the Shares or a Notice of Guaranteed Delivery, as described below under “—Payment for Shares,” must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date at the offices of the Subscription Agent at the relevant address set forth above.  Rights may also be exercised through an Exercising Rights Holder’s broker or dealer, who may charge such Exercising Rights Holder a servicing fee.

Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights.  If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment.  In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner’s instructions.

Exercise of the Over-Subscription Privilege

Record Date Stockholders who fully exercise all Rights held by them before or on the Expiration Date may participate in the Over-Subscription Privilege by indicating on their Subscription Certificate the number of Shares they are willing to acquire pursuant thereto.  There is no limit on the number of Shares for which Record Date Stockholders may seek to subscribe pursuant to the Over-Subscription Privilege.  If sufficient Shares are available after the Primary Subscription, all Record Date Stockholders’ over-subscription requests will be honored in full; otherwise the number of Shares issued to each Record Date Stockholder participating in the Over-Subscription Privilege will be allocated as described above under “Over-Subscription Privilege.”  As a result of the Over-Subscription Privilege, to the extent that all stockholders do not participate in the Offer, the stockholders that do participate in the Offer and the Over-Subscription Privilege will have a greater influence on the vote with respect to any corporate action.

Banks, brokers and other nominee holders of Rights will be required to certify to the Fund, before any Over-Subscription Privilege may be exercised as to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s Primary Subscription was exercised in full.

Payment for Shares

Exercising Rights Holders who acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

(1)           Subscription Certificate sent together with payment.  An Exercising Rights Holder can send the Subscription Certificate together with payment for the Shares of Subscription Price of $4.95 per Share acquired on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent.  Subscriptions will be accepted when payment, together with the executed Subscription Certificate, is received by the Subscription Agent at any of the addresses set forth above, and such payment and Subscription Certificates must be received by the Subscription Agent no later than 5:00 p.m., New York time, on the Expiration Date.  The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares.  A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE ORDER OF “THE THAI CAPITAL FUND, INC.” AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED AND BE RECEIVED BY 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

(2)           Notice of Guaranteed Delivery and Subscription Certificate (with payment) sent separately.  Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company or an NYSE MKT member guaranteeing delivery of (i) (a) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (b) a properly completed and executed Subscription Certificate.  The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by 5:00 p.m., New York time, on the third Business Day after the Expiration Date (     , 2013) (the “Protection Period”).

Within seven Business Days following the Protection Period (the “Confirmation Date”), a confirmation or invoice will be sent by the Subscription Agent to each Exercising Rights Holder at the address of record (or, if the Common Stock is held by Cede or any other depository or nominee, to Cede or such other depository or nominee) showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total Subscription Price for the Shares and (iv) any excess to be refunded by the Fund to such stockholder.  Any excess payment to be refunded by the Fund to a stockholder will be mailed by the Subscription Agent to such stockholder as promptly as possible.  A stockholder will have no right to rescind a purchase after the subscription agent has received payment, either by means of a notice of guaranteed delivery or a check.  All payments by a stockholder must be in United States dollars by money order or check drawn on a bank or branch located in the United States of America and payable to the order of “THE THAI CAPITAL FUND, INC.”

The Subscription Agent will deposit all checks received by it prior to        , 2013 into a segregated interest bearing account (which interest will inure to the benefit of the Fund) pending proration and distribution of the Shares.

Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment.

If an Exercising Rights Holder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any or all amounts due, the Fund and the Subscription Agent reserve the right to take any or all of the following actions:  (i) find other stockholders or Rights Holders for such subscribed and unpaid for Shares; and/or (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.  BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER’S CHECK OR MONEY ORDER.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding.  The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right.  Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion.  The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights.  If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment.  In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner’s instructions.

Exercising Rights Holders who acquire Shares pursuant to the Offer will be issued a Direct Registration System book-entry statement representing the Shares issued to such Exercising Right Holder promptly after completion of the Rights Offering and after pro rata allocations and adjustments have been completed.

Foreign Stockholders

Subscription Certificates will not be mailed to Foreign Record Date Stockholders.  The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders’ accounts until instructions are received to exercise the Rights, subject to applicable law.  If no instructions are received prior to the Expiration Date, the Rights will expire.

Federal Income Tax Consequences

The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will generally be as follows:

1.             The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

2.             The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises the Right, (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon the respective fair market values of the Common Stock and the Right immediately after the Right is issued; and (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero.  If a Right is allowed to expire, there will be no loss realized.

3.             The holding period of a Right received by a Record Date Stockholder includes the holding period of the Common Stock with regard to which the Right is issued.

4.             If the Right is exercised by the Record Date Stockholder, the basis of the Preferred Stock received will include the basis allocated to the Right plus the amount paid upon exercise of the Right.

5.             If the Right is exercised, the holding period of the Preferred Stock acquired begins on the date the Right is exercised.

The foregoing is only a summary of the applicable federal income tax laws and does not include any state or local tax consequences of the Offer.  Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction.  See “Taxation.”

Notice of Net Asset Value Decline

The Fund has, as required by the Commission’s registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to                         , 2012 (the effective date of the Fund’s Registration Statement), the Fund’s net asset value declines more than 10% from its net asset value as of that date.

Employee Plan Considerations

The U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), contains fiduciary responsibility requirements, and ERISA and the U.S. Internal Revenue Code of 1986, as amended (the “Code”) contain prohibited transaction rules that may impact the exercise of Rights.  Due to the complexity of these rules and the penalties for noncompliance, Plans once again should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.  By its exercise of Rights, each stockholder will be deemed to have represented and agreed that either (i) it is not (and for so long as it holds the Share or any interest therein will not be) and is not acting on behalf of (and for so long as it holds the Share will not be acting on behalf of), (A) an “employee benefit plan” as defined in and subject to Part 4 of Subtitle B of Title I of ERISA, (B) a “plan” as defined in and subject to Section 4975 of the Code, (C) any entity whose underlying assets include, or are deemed for purposes of ERISA or the Code to include, “plan assets” by reason of such plan investment in the entity, or (D) any employee benefit plan subject to any U.S. federal, state or local or non-U.S. law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or (ii) its purchase and holding of the Share will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of another employee benefit plan subject to Similar Law, is not in violation of any Similar Law).

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk is inherent in all investing.  Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Investing in the Fund’s Preferred Stock involves certain risks and considerations not typically associated with investing in U.S. securities.  Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of the Fund’s Preferred Stock and special considerations with respect to the Offer and with respect to an investment in the Fund.

Risks Related to the Offer

Dilution of Ownership for Non-Participants in the Offer

As a result of the terms of the Offer, Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund’s voting stock than they had prior to the Offer.

Preferred Stock Non-Transferable and Absence of Public Market

Record Date Stockholders may not sell, transfer or assign their Rights or Shares to anyone else.  The Fund does not intend to list the Rights or the Share on any securities exchange or any other trading market.  Because the Rights and Shares are non-transferable, there is no market or other means for Record Date Stockholders to directly realize any value associated with them.

Value versus Subscription Price

The Subscription Price was not determined based on established criteria for valuation, such as expected future performance, cash flows or financial condition.  You should not rely on the Subscription Price to bear a relationship to those criteria or to be a guaranty of the value of the Fund or of the Preferred Stock.

Exercise of Subscription Rights Non-Revocable

Exercising Rights Holders will have no right to rescind a purchase after receipt of their completed Subscription Certificates for Shares by the Subscription Agent.

Termination of Offering

The Board of Directors may terminate the Offer at any time prior to the Expiration Date.  If the Board of Directors decides to terminate the Offer, the Fund has no obligation to you except to return, without interest, your payment of the Subscription Price.

Rejection of Exercise of Subscription Rights

Record Date Stockholders who desire to purchase Shares in the Offer must act promptly to ensure that all required forms and payments are actually received by the Subscription Agent before the Expiration Date.  If you are a beneficial owner of shares of common stock, you must act promptly to ensure that your broker, custodian bank or other nominee acts for you and that all required forms and payments are actually received by the Subscription Agent before the Expiration Date.  The Fund will not be responsible if your broker, custodian or nominee fails to ensure that all required forms and payments are actually received by the Subscription Agent before the Expiration Date. All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding.  The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right.  Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion.  The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Redemption by the Fund

The Board of Directors may, in its sole discretion, redeem at any time all then outstanding Shares of Preferred Stock at a redemption price of $5.00 per Share plus accrued and unpaid dividends and intends to redeem all of the outstanding Shares immediately after a special stockholders meeting is held to vote on liquidation of the Fund.  After redemption, no such holder would be entitled to the dividends, liquidation preference or other rights attributable to holders of the Preferred Stock.  If not earlier redeemed, the Fund will redeem all outstanding Shares of Preferred Stock as of         , 2014 (one year from the Expiration Date) at a price of $5.00 per Share of Preferred Stock held on such date plus accrued and unpaid dividends.

Risks related to Investing in the Fund

Investing in the Fund

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

As a portfolio of an investment company that primarily holds common stock, the Fund’s portfolio is subject to the possibility that common stock prices will decline over short or even extended periods.  The Fund may remain substantially invested during periods when stock prices generally rise and also during periods when they generally decline.  Moreover, as the Fund is a holder of common stock, the Fund’s rights to the assets of the companies in which it invests will be subordinated to such companies’ holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding.  Accordingly, if such an event were to occur to a company in which the Fund invests, the Fund would be entitled to such a company’s assets only after such company’s preferred stockholders and debt holders have been paid.  Risks are inherent in investments in equities, and purchasers of the Shares in the Offer should be aware that there may be significant fluctuations in the value of Fund’s investments and under extreme circumstances these fluctuations may affect the value of the Shares.  Certain risks of the Fund’s investments are described below.

Investments in Thai Equities

Securities of Thai companies are principally traded on the Stock Exchange of Thailand (“SET”).  The SET, as compared to stock exchanges in the United States, is relatively small, and both trading and market capitalization are concentrated in shares of a smaller number of companies and industries.  The market in Baht-denominated debt securities is limited; only 95 listed issues of corporate bonds worth Baht 652.5 million and 551 listed issues of government bonds worth Baht 4.98 billion were traded on The Bond Electronic Exchange (BEX) in October 2012.

A larger proportion of the shares of many Thai issuers are held by a smaller number of persons, representing a disproportionately large percentage of market capitalization and trading value, which may limit the number of shares available for investment by the Fund.  By way of comparison, the market capitalization of the NYSE Euronext was more than 43 times the size of the SET as of December 31, 2011.  In addition, further issuances, or the perception that such issuances may occur, of securities by Thai issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities.  Sales of securities by such issuer’s major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment.  The limited liquidity of the Thai securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.  In addition, the SET experiences a smaller trading volume than the NYSE Euronext, which is concentrated in a smaller number of the largest companies.

Markets in other countries have an increasing influence on the Thai stock market.  Any changes in foreign market situations, including foreign investors’ sentiments towards the SET, are capable of producing strong effects on the SET.  For example, early in April 2012, disappointing U.S. economic data and increased concerns about China’s economic growth pulled the SET Index down to 1,150 points.

In addition to their smaller size, lesser liquidity and greater volatility, Thai securities markets are less developed than U.S. securities markets and securities markets of more developed countries.  Disclosure and regulatory standards in emerging market countries, such as Thailand, are, in many respects, less stringent than U.S. standards.  Issuers in Thailand are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.  In particular, the assets and profits appearing on the financial statements of a Thai issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles.  There is substantially less publicly available information about Thai issuers than there is about U.S. issuers.  In addition, there is less regulation and monitoring of Thai securities markets and the activities of investors, brokers and other participants than in the United States.  Accordingly, issuers of securities in Thailand are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements affecting timely disclosure of information.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights may differ from those that may apply in other jurisdictions.  Stockholders’ rights under Thai law may not be as extensive as those that exist under the laws of the United States.  The Fund may therefore have more difficulty asserting its rights as a stockholder of a Thai company in which it invests than it would as a stockholder of a comparable U.S. company.

Thai Restrictions on Investments by the Fund

The Thai government and Thai companies have adopted certain policies and restrictions that may have the effect of restricting the Fund’s investment opportunities in Thailand.  For example, foreign investors are normally limited in their access to initial public offerings of equity securities in Thailand.  In addition, some Thai companies listed on the SET have adopted restrictions in their corporate charters on the extent to which their equity securities may be held by foreign investors.

Natural Disasters.

Thailand, and the Asia region as a whole, have in the past experienced natural disasters of varying degrees of severity and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist. For example, in October 2011, widespread flooding caused by monsoons covered most of the population centers in Thailand.  Investor concerns over the flooding caused the SET Index to underperform its regional peers during the month and negatively impacted economic growth in Thailand in the fourth quarter of 2011.  The long-term economic effects of such geological factors on the Thai economy, and on the Fund’s investments and share price, cannot be predicted.

Political and Economic Factors

The value of the Fund’s assets may be adversely affected by political, economic, social and other factors, changes in Thai law or regulations and the status of Thailand’s relations with other countries.  In addition, the economy of Thailand may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  The Thai economy relies primarily on exports.  They constitute 78% of Thailand’s gross domestic product in 2011.  Thus, Thailand’s economy relies largely on demand from the United States and other foreign markets.  The majority of the Thai work force is employed in the agricultural sector, in which Thailand is a major exporter in the world market.  Thailand has a well developed manufacturing sector which drove its economic growth prior to the Asian Economic Crisis in 1997.  Today, the growth of the Thai manufacturing industry is driven by the technology and automotive sectors.  Thailand’s biggest export markets are the United States, Japan, Europe, China and the Asian countries.  Thailand is a member of the World Trade Organization.

Thailand has also been subject to political unrest in the recent past and may again experience such political unrest in the future.  For example, protests and political unrest lead to sharp sell-off on the SET in the Spring of 2010.  Similar political unrest in the future could adversely impact the value of the Fund.

There is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks) which could affect adversely the economy of Thailand or the value of the Fund’s investments.

In addition, it may be difficult to obtain and enforce a judgment in a court in Thailand, including in a case where there is a default with respect to the security of an Thai issuer or with respect to any other claim that the Fund may have against an issuer or its directors and officers.  As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may not be possible for the Fund to effect service of process in Thailand.  Furthermore, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in Thailand as Thailand is not a party to any international treaty with respect to the recognition or enforcement of foreign judgments.  A judgment of a foreign court could only be used as evidence in a Thai court.  However, Thailand does recognize foreign arbitration awards provided that they were obtained in a country that is a party to an international convention, treaty or agreement to which Thailand is a party.

Exchange Rate Fluctuations and Foreign Currency Considerations

Under normal circumstances, the Fund’s total assets (other than the proceeds of this Offer) are predominantly invested through the Investment Plan in equity securities of Thai companies and substantially all income earned by the Fund is in Baht, whereas distributions by the Fund are made in U.S. dollars.  Therefore, the Fund’s reported net asset value and distributions are affected adversely if there are reductions in the value of the Baht relative to the U.S. dollar.  The Fund incurs costs for conversion between currencies.  In addition, the computation of income (including Baht income earned on assets held under the Investment Plan) is made on the date of its accrual or receipt by the Fund at the foreign exchange rate in effect on that date, and thus, if the value of the Baht falls relative to the U.S. dollar between recognition of the income and the making of Fund distributions, the Fund may be required to liquidate investments in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet its “regulated investment company” distribution requirements under the Code.  See “Taxation.” Such liquidation of investments, if required, may have adverse effects on the Fund’s performance.  Moreover, if the Fund fails to distribute to its stockholders at least 90% of its investment company taxable income (as measured in U.S. dollars) for the taxable year, it will be subject to U.S. federal income taxes.  See “Taxation—U.S. Federal Income Taxes.” The chart below reflects the exchange rates at the end of each of the past five years.

Exchange Rates

	For the year ended December 31,
Baht / US $	2007	2008	2009	2010	2011
End of period	29.50	34.72	33.33	30.16	31.51

Source:  Federal Reserve Statistical Release, November 26, 2012

The value of the Fund’s Thai assets held through the Investment Plan will be adversely affected if there is a decline in the value of the Baht relative to the U.S. dollar.  Due to (i) the absence of an options or futures market for the Baht and (ii) certain investment and foreign exchange restrictions imposed under Thai law, including a prohibition against the Fund’s investing any of its assets held in the Investment Plan in securities other than Thai equity and Baht-denominated securities, the Fund may not be able to hedge effectively against such risk and, as a result, may be affected adversely.  Moreover, except for distributions of dividends and interest income and capital gains on investments, Thai law prohibits the Fund from repatriating capital held in Thailand under the Investment Plan without the approval of the BoT.  Consequently, the Fund, to the extent it has available funds, intends under normal circumstances to maintain between 1.0% to 1.3% of its assets (other than the proceeds of this Offer) in non Thai securities, in order to assure that assets are available to pay expenses incurred by the Fund outside of Thailand and as a reserve for dividends and other distributions to stockholders and in response to unforeseen circumstances.  See “Investment Objective and Policies.”

In addition, under BoT imposed rules implementing an Unremunerated Reserve Requirement (“URR”), financial institutions are required to withhold 30 percent of foreign currencies bought or exchanged against the Baht, except those related to trades in goods and services, or repatriation of investments abroad by residents.  If the foreign exchange inflow is withdrawn after one year, the withheld amount will be returned in full.  If the foreign exchange inflow is withdrawn prior to one year, the currency exchanger will be subject to penalty equal to 1/3 of the amount withheld, and, unless specific approval is granted, only 2/3rd of the amount withheld will be returned.  The BoT has granted certain exemptions from the URR for investment in listed securities, debt instruments, loans or mutual funds, but not investments in the Investment Plan.

Currency Hedging Risks

To the extent available, the Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions.  The Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets.  In order to hedge against adverse market shifts, the Fund may purchase put and call options on securities, write covered call options on securities and enter into securities index futures contracts and related options.  The Fund also may hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon.

Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent an Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used.  Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security that it might otherwise sell.  The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain special risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund’s position.  In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets.  As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses.  To the extent that the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position.  There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund’s futures contracts and options thereon may equal 100% of the Fund’s total assets.  Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.  Losses resulting from the use of hedging will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if hedging had not been used.

Certain Provisions of the Charter

The Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and, consequently, these provisions could deprive stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.  See “Description of Capital Stock—Special Voting Provisions.”

Operating Expenses

The operating expense ratio of the Fund are higher than that of funds investing predominantly in the securities of U.S. issuers since the expenses of the Fund (such as custodial and communication costs) are higher.  See “Expenses.”

Thai Government Regulation and Investment by the Fund in Thai Securities

Thai investment plans are subject to Thai government regulation, principally through certain procedures promulgated by the BoT whose jurisdiction over such matters, after the launching of the Securities and Exchange Act, B.E. 2535 (A.D. 1992) (the “Thai SEC Act”), was transferred to the Thai SEC.  The investment plans are entitled to certain benefits relating to securities ownership and to tax exemptions that are unavailable to foreign direct investors in Thai securities.  In order to qualify for these benefits and tax exemptions, the Fund invests in Thai securities indirectly through the wholly-owned Investment Plan, which directly invests in and holds such securities.  The establishment of the Investment Plan was approved by the BoT.

The BoT has indicated that certain limitations upon direct foreign investment in Thai equity securities will not be applicable to the Fund because the Fund invests through the Investment Plan.  However, other agencies of the Thai government with jurisdiction over matters relating to the ownership of Thai companies by foreigners have not publicly addressed this question and are not prohibited from taking an independent view.  The Fund has no reason to believe such other agencies would adopt a position contrary to the BoT.  In addition, it is possible that Thai companies may refuse to register to the Investment Plan the transfer of securities subject to foreign ownership restrictions.  In these circumstances, the Fund would be affected adversely.  See “Government Regulation and Investment by the Fund in Thai Securities—Foreign Investment.” Thai counsel to the Fund is of the opinion that the Fund will be treated as a Thai national for purposes of its investments through the Investment Plan and that the Fund will be entitled to certain tax benefits available under Thai law.  See “Taxation—Thai Income Taxes—Taxation of the Investment Plan.”

Any change in certain features of the Investment Plan increasing the size stipulated in the Investment Plan beyond $104 million (except with respect to appreciation of the original investment) or withdrawing capital requires Thai SEC approval.  In addition, Thai SEC approval of the Investment Plan will expire in 2015, unless continuance is approved by the Thai SEC, which is unlikely.  Upon expiration or revocation of Thai SEC approval of the Investment Plan prior to that date, the Investment Plan will be required to liquidate.  See “Management of the Fund—The Investment Plan.”

Upon termination and liquidation of the Investment Plan, the Fund will not be entitled to the privileges and exemptions theretofore available to it through the Investment Plan.  Additionally, since the Fund cannot cause the Investment Plan’s shareholdings in excess of foreign ownership limitations to be registered in the Fund’s name, such holdings may have to be sold to a Thai national under circumstances that might affect adversely the price received for the holdings.

It will be necessary to obtain the approval of the Exchange Control Officer of the BoT prior to the export from Thailand of funds (including all conversions of Baht into U.S. dollars) whether for the purpose of making distributions of income to the Fund, paying expenses, or reinvesting assets in non-Thai or non-Baht denominated securities or instruments.  No such approval, however, is necessary for dividend payments and for the return of capital.  The BoT’s processing of export requests is sometimes substantially delayed, particularly during periods when there is a large demand for withdrawal of foreign capital.  The BoT will normally render its decisions within three business days of being so requested.  There can be no assurance, however, that such approval will be given in a timely fashion or at all.  In the event any requested approval were not granted or remittances were not processed timely or at all and the Fund, as a result, were unable to distribute at least 90% of its income in any year to stockholders, the Fund would not qualify for the dividends-paid deduction available to regulated investment companies and would be subject to a corporate-level tax on its income in that year.  See “Taxation—U.S. Federal Income Taxes.” In addition, if the Fund cannot obtain funds for the payment of expenses the Fund may be rendered technically insolvent.

Pursuant to rules adopted under the 1940 Act, the Fund maintains its assets held through the Investment Plan in the custody of the Thai Custodian.  The Thai Custodian was approved by the Fund’s Board of Directors following consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the Thai Custodian to perform capably custodial services for the Fund; and the reputation of the Thai Custodian.  The Board of Directors periodically reviews the Fund’s custodial arrangements with the Thai Custodian.  No assurance can be given that the directors’ appraisal of the risks in connection with the Fund’s Thai custodial arrangements will be correct.

There can be no assurance that any of the aforementioned Thai laws or regulations, including the BoT procedures governing Thai investment plans, favorable Thai tax treatment, or any Thai law benefits or exemptions currently available to the Investment Plan will not be modified or revoked by the relevant Thai governmental authorities.  In this event, the Fund may be affected adversely.

Leverage Risk

The Preferred Stock issuable upon the exercise of the Rights pursuant to the Offer and certain of the Fund’s investment techniques may be deemed to create “senior securities” under the 1940 Act.  Senior securities have a prior fixed dollar claim on the Fund’s assets and income.  Any gain in the value of securities purchased or any income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Fund’s Common Stock, or the income available to it, to increase more than otherwise would be the case.  Conversely, if the value of securities purchased declines or if income received on them is less than the associated costs, then the net asset value of the Common Stock, or the income available to it, will decline more sharply than would be the case if there were no prior claim.  Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk.  This influence ordinarily is called “leverage.”  See “Description of Capital Stock—Effects of Leverage.”

Investment in Unlisted Securities

Although the Fund invests primarily in listed securities, it may invest its assets held by the Investment Plan in securities that are not listed on the SET (or other organized exchanges) and such investments may include securities purchased in direct placements from the issuer.  Investment in unlisted securities may involve a high degree of business and financial risk.  The market for unlisted securities is generally illiquid and such securities usually cannot be sold as quickly as would be possible in the case of securities traded on a securities exchange.  See “Investment Objective and Policies—Other Investment Practices—Private Placements and Investments in Unlisted Securities.”

Enforcement of Judgments Against the Investment Manager

The Investment Manager is a limited company organized under the laws of the Kingdom of Thailand and is registered under the Advisers Act; all of the Investment Manager’s directors and its executive officers are citizens of Thailand.  The Investment Manager has irrevocably designated the U.S. Securities and Exchange Commission (the “Commission”), as its agent to accept service of process in any suit, action or proceeding to enforce the provisions of the U.S. securities laws.  There can be no assurance that the Investment Manager will have any assets in the United States that could be attached in connection with any action, suit or proceeding.  In addition, the Fund has been advised by its Thai counsel that judgments rendered by non-Thai courts are not enforceable per se in Thailand but may be introduced as evidence in a separate action in a Thai court.  See “Legal Matters.”

Net Asset Value Discount

Shares of closed-end investment companies frequently trade at a discount from net asset value, but may trade at a premium.  This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund’s net asset value will decrease.  The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors that wish to sell their shares in a relatively short period of time because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount from net asset value than upon portfolio performance.  The Fund’s shares of Common Stock have historically traded on the NYSE MKT at a discount to the Fund’s net asset value per share.  There is no assurance that this Offering of Preferred Stock will have any effect on the persistent discount to net asset value experienced by the Fund.

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer.  Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities.  The Fund is, however, subject to Thai laws limiting investments in a single issuer and intends to comply with the diversification requirements imposed by the Code.  See “Investment Limitations—Additional Restrictions Imposed by U.S. and Thai Law.”

Thai Taxes

In the opinion of Thai counsel to the Fund, the Fund will be entitled to certain tax benefits under Thai law, including a reduction to 10% in the applicable rate of withholding on distributions from the Investment Plan to the Fund of dividend and interest income and capital gains.  In addition, in the opinion of Thai counsel, neither the Fund nor the Investment Plan will be subject to Thai income tax (other than withholding) with respect to dividend and interest income or capital gains.  Thai counsel has advised the Fund, however, that Thai tax authorities could assert that the Fund, the Investment Plan or both should be subject to Thai income tax, although, in Thai counsel’s opinion, if such assertion were made, the matter should ultimately be resolved in a manner consistent with the foregoing.  See “Taxation—Thai Income Taxes—Taxation of the Investment Plan.” The Fund may elect, for U.S. federal income tax purposes, to treat the 10% Thai withholding tax as paid by its stockholders.  Such election, if made, will require each stockholder to include in its income an amount equal to its allocable share of the 10% Thai withholding tax paid by the Fund and the Investment Plan to the Thai government.  Subject to certain limitations, a stockholder will be entitled to credit its allocable share of these amounts against its U.S. federal income tax due, if any, or to deduct its allocable share from its U.S. taxable income, if any.  If such election is made, foreign stockholders may, in effect, be subject to additional U.S. withholding tax for which such stockholders may not be able to claim a credit or deduction.  See “Taxation—U.S. Federal Income Taxes—Foreign Taxes” and “Taxation—U.S. Federal Income Taxes—Foreign Stockholders.”

Recent Events

Recent developments in the U.S. and foreign financial markets illustrate the current environment is one of extraordinary and possibly unprecedented uncertainty.  The regulation of these markets and the participants therein may change as a result of such conditions. The recent instability in the financial markets has led the U.S. government and certain foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse affect on the Fund’s business and operations. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Conflicts of Interest

The Investment Manager, the Administrator and, potentially, the U.S. Custodian will each benefit from the Offer because their respective fees are based on the average weekly net assets of the Fund.  See “Management of the Fund—Payment of Fees and Expenses” and “Administration and Custodians.”

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation, which it seeks through investment primarily in equity securities of Thai companies.  “Equity securities of Thai companies” is defined as common stock, preferred stock, warrants and convertible debentures or other convertible debt securities of companies:  (i) traded principally on a stock exchange in Thailand or in the over-the-counter market in Thailand; (ii) that derive 50% or more of their total revenue from goods produced, sales made or services performed in Thailand; or (iii) that are organized under the laws of, and maintain a principal office in, Thailand but are not listed or traded on a stock exchange (provided that any such company is not a start-up and intends to seek a listing on the SET or other organized stock exchange in Thailand within a reasonable period (i.e., three to five years) of the date of such investment).  This objective may not be changed without the approval of the BoT and without the approval of a majority of the Fund’s outstanding voting securities.  As used in this Prospectus, a “majority of the Fund’s outstanding voting securities” means the lesser of either (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.  There is no assurance that the Fund will achieve its investment objective, but under normal circumstances, the Fund expects at least 80% of its assets to be invested in equity securities of Thai companies.  In anticipation of its liquidation, the Fund will not invest the proceeds of the Offer in Thai securities and anticipates reducing the proportion of its other assets that are invested in Thai securities.  The remainder of the Fund’s assets generally will be invested, to the extent held under the Investment Plan, in Baht bank deposits, short-term debt obligations issued or guaranteed by the Thai government and other short-term Baht-denominated securities, including short-term money market instruments, and, to the extent held outside the Investment Plan, in U.S. dollar bank deposits or U.S. dollar short-term money market instruments held outside of Thailand.  The purposes of these investments are to provide the Fund with appropriate liquidity to take advantage of market opportunities and meet cash needs.  The Fund intends to be substantially invested through the Investment Plan in equity securities of Thai companies, but expects to hold under normal circumstances up to ten percent of its assets outside the Investment Plan to pay expenses incurred by the Fund in the United States and as a reserve for dividends and other distributions to stockholders.  Investments in Thai money market instruments may include short-term Thai government obligations and Baht-denominated commercial paper, bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits.  Investments in U.S. dollar money market instruments may include U.S. Treasury bills and notes, commercial paper, bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits.  Thai government approval of the Investment Plan is subject to the requirement that none of the Investment Plan’s net assets be invested in non-Thai and non-Baht securities and instruments.

The credit-ratings for debt securities are currently provided by Fitch Ratings (Thailand) Limited and Thai Rating and Information Services Co., Ltd.  The Fund, however, focuses its investments on equity instruments and debt instrument are only used as an alternative for liquidity and asset allocation.  Thus, the Fund intends to invest only in debt securities of companies that the Investment Manager believes to be of high quality.

Of that portion of the Fund’s assets invested in equity securities of Thai companies, it is anticipated that at least 75% will be in securities listed on the SET.  The Fund does not intend to emphasize the larger capitalization issues when investing in securities listed on the SET.  The balance of its equity investments will be in unlisted securities, including securities that are traded in the Thai over-the-counter market and securities of companies that have applied or intend to apply to be listed on the SET.  The Fund may also invest in securities of unlisted companies in the later stages of development that have indicated that they intend to seek (and have reasonable prospects of obtaining) a listing on the SET or other organized exchange in Thailand within a six month period.  The market for unlisted securities is generally illiquid.  Although as a general matter there is no limitation on the Fund’s investments in illiquid securities, the Fund does not intend to invest more than 25% of its assets held through the Investment Plan in unlisted securities of Thai companies.  The Fund also will not invest in start-up companies.

The Fund intends to invest its assets over a broad spectrum of industries comprising the Thai economy, including, as conditions warrant from time to time, cement, chemicals and plastics, construction, electrical electronics, finance, food, textiles, glass, rubber, pulp and paper, oil and gas, metal products and machinery, retailing and tourism.  In selecting industries and companies for investment, the Investment Manager will consider overall growth prospects, competitive position in export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation, management and other factors.

For temporary defensive purposes, e.g., during periods in which the Investment Manager believes changes in the Thai securities markets, other economic conditions or political conditions in Thailand warrant, the Fund may invest, without limit, in high quality debt instruments, such as Thai government securities, or hold cash.  During such periods and to the extent so invested, the Fund will not be achieving its investment objective of long-term capital appreciation.  The Fund may also at any time invest its assets held outside of the Investment Plan in U.S. dollar money market instruments to pay Fund expenses in the United States and as reserves for dividends and other distributions to stockholders and in response to unforeseen circumstances.

The Fund’s policy is to purchase and hold securities for long-term capital appreciation and not to trade in securities for short-term gain, although volatility of the Thai securities market may make it necessary to engage in some short-term trading in order to preserve investment gains.  The rate of portfolio turnover will not be a limiting factor when management of the Fund deems it appropriate to purchase or sell securities for the Fund.  The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding money market instruments.

Other Investment Practices

Foreign Currency Transactions

The ability of the Fund to enter into hedging transactions with respect to the value of the Baht is limited not only by investment restrictions applicable to the Fund but also by the absence of a substantial options or futures market for Baht-U.S. dollar hedging.  The Fund, through the Investment Plan, will be permitted to enter into forward currency exchange contracts involving an obligation to purchase or sell a specific currency at a fixed future date.  These contracts are currently available from certain banks in Bangkok and have a maximum maturity of one year.  Pursuant to Thai regulation, these contracts may only be used by the Fund to hedge actual foreign exchange obligations of the Investment Plan payable at the maturity of the relevant contract, such as distributions to the Fund or expense payments.  Foreign currency futures contracts, which are standardized contracts for delivery at a future date of a foreign currency, and put and call options on foreign currency, which give the purchaser of the option the right to sell or purchase a foreign currency, respectively, at the expiration date of the option, and which may be traded on exchanges, are not currently available for Baht.  If additional forward currency exchange contracts become available or currency options or futures markets in Baht develop, the Fund may use these methods, to the extent permitted under applicable U.S. and Thai regulation, for the above purposes and to hedge against changes in the value of Baht and protect the value of its Thai investments.

The Fund will not enter into any currency hedging transactions in any event if, as a result, the Fund will have more than 20% of the value of its total assets committed to the consummation of these contracts.  The Fund also will not enter into such transactions where the consummation of the contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund’s assets denominated in that currency.  If the Fund enters into a position hedging transaction, the Thai Custodian will place cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract.  If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Notwithstanding any currency transactions in which the Fund may engage to limit currency risks, changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in any such transaction.  Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of Baht and currency transactions entered into by the Fund.  Any imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to additional risks of foreign exchange loss.  If the Fund engages in transactions in such instruments, it will comply with the applicable provisions of the 1940 Act and the rules and regulations thereunder that require the Fund to segregate assets or “cover” its exposure thereunder.

Stock Options and Stock Index Futures Contracts

Currently, the only futures available for trading in the Thai market are SET50 Index futures.  The Thai Futures Exchange, however, plans to begin trading interest rate options and index options within two to three years.  In the future, the Fund may use these and any other available stock options, stock index options or futures contracts with respect to Thai securities that become available to increase its return or to hedge all or a portion of its portfolio investments by investment therein.  The nature of the strategies adopted by the Fund and the extent to which those strategies are used will depend on the development of stock options and stock index futures contracts or options thereon.  These transactions may also affect the character and timing of income, and the amount of gain or loss recognized by the Fund and its stockholders for U.S. federal income tax purposes.  See “Taxation—U.S. Federal Income Taxes.”

Securities Lending

From time to time, the Fund may lend securities (but not in excess of 33 1/3% of its total assets) from its portfolio of investments to brokers, dealers and financial institutions and, in turn, receive collateral in cash or securities believed by the Investment Manager to be equivalent to securities rated investment grade by Standard & Poor’s Rating Group or Moody’s Investors Services, Inc.  While the loan is outstanding, the Fund is required to maintain collateral at all times in an amount equal to at least 100% of the current market value of the securities loaned by the Fund, including any accrued interest or dividends receivable from these securities.  Any cash collateral received by the Fund is to be invested in short-term, high quality debt securities, the income from which would increase the return to the Fund.  The Fund retains all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and has the right to regain record ownership of loaned securities to exercise such beneficial rights.  Such loans are terminable at any time by either the Fund or the borrower.  The Fund may be required to pay finders’, administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans and, if permitted under the 1940 Act or pursuant to an exemptive order thereunder, such fees may be paid to persons affiliated with the Fund.  In the event of a default by the borrower, the Fund may suffer time delays and incur costs or possible losses in connection with the Fund’s disposition of the collateral.

Private Placements and Investments in Unlisted Securities

The Fund expects that most of the equity securities in which it will invest will be traded on the SET or be actively traded on the over-the-counter markets in Thailand.  The Fund, however, may purchase securities in direct placements from the issuer of the securities or in any secondary market for such directly placed securities that may develop.  Currently, although occasional transactions take place, there is no secondary market in privately placed Thai equity securities and such securities may, therefore, be considered illiquid.  The purchase of private placement securities, if available, will depend on the attractiveness of those securities as part of the Fund’s portfolio.

The Fund may also invest its assets held through the Investment Plan in securities of Thai companies that are not listed on any exchange, provided that the issuer of such securities is not a start-up and intends to seek a listing on the SET or other organized exchange in Thailand within a reasonable period (i.e., three to five years) of the date of such investment.  These securities may be purchased in direct placements from the issuer.  The purchase of unlisted securities, if available, will depend on the attractiveness of those securities as part of the Fund’s portfolio.  Investment in unlisted securities may involve a high degree of business and financial risk.  Unlisted securities may carry higher yields or greater protections than would be typically available for publicly traded securities of similar types of issuers.  On the other hand, unlisted securities generally are less liquid than publicly traded securities.  Although unlisted securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.  Furthermore, companies whose securities are not publicly traded are not subject to the disclosure and other legal requirements that would be applicable if their securities were publicly traded.

INVESTMENT LIMITATIONS

The following investment limitations are fundamental policies of the Fund and may not be changed without the express approval of the BoT and without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined above under “Investment Objective and Policies.” If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in the percentage resulting from changing values will not be considered a violation of the restriction.  Also, if the Fund receives from an issuer of Thai securities held by the Fund subscription rights to purchase securities of that Thai issuer, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer (or that issuer’s industry) would otherwise exceed the limits set forth below (or would, as result of such exercise, exceed those limits), it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many shares of the same class and value as it would receive on exercise of such rights.

The Fund, through the Investment Plan or otherwise, is not permitted to:

(1)           Purchase securities on margin, except as set forth in paragraph (3) below.

(2)           Make short sales of securities or maintain a short position in any security.

(3)           Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money in an amount not to exceed 10% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed) (i) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid having the Fund be subject to U.S. taxes, (ii) from a bank for temporary or emergency purposes, (iii) for such short-term credits as may be necessary for the clearance or settlement of transactions, and (iv) for repurchases of its common stock.  The Fund may pledge its assets to secure such borrowings.  Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangements in respect of options on securities or indexes will not be prohibited by this paragraph (3) or any other investment restrictions.

(4)           Buy or sell any commodities or commodity futures contracts or commodity options, or real estate or interests in real estate or real estate mortgages, except that (i) the Fund may buy or sell securities of companies which invest or deal in commodities or real estate, and (ii) the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts.

(5)           Make loans, except through the purchase of debt securities and the lending of portfolio securities consistent with its investment objective and policies.

(6)           Act as underwriter of securities of other issuers except, in connection with the purchase of securities for the Fund’s own portfolio or the disposition of portfolio securities or of subscription rights thereto, to the extent that it may be deemed to be an underwriter under applicable U.S. securities laws.

(7)           Make any investment for the purpose of exercising control or management.

(8)           Be operated in breach of Thai law or the provisions of the Investment Contract.

The Fund’s policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities of Thai companies is a non-fundamental policy.  The Fund will provide stockholders with at least 60 days prior notice of any change to this non-fundamental policy.

Additional Restrictions Imposed by U.S. and Thai Law

The Fund is not subject to the diversification requirements under the 1940 Act.  However, the Fund, and the Investment Plan, are subject to the following restrictions.  These restrictions are fundamental policies of the Fund.

The Fund, through the Investment Plan or otherwise, is not permitted to:

(1)           Invest 25% or more of its assets in a single industry.  (For this purpose, the Thai government and its agencies or instrumentalities will be considered an industry.)

(2)           Purchase or hold (i) more than 15% of the total number of shares outstanding of any Thai limited company, (ii) more than 15% of all of the outstanding debentures of any Thai limited company, or (iii) invest more than 15% of the value of the Investment Plan in the securities of any single Thai limited company.

(3)           Purchase or hold promissory notes issued by a Thai credit foncier company if the value thereof would exceed 5% of the Investment Plan’s assets.

(4)           Purchase or hold promissory notes issued by a Thai credit foncier company if the total value of promissory notes issued by all Thai finance companies would exceed 10% of the Investment Plan’s assets.

The Fund is also subject to certain requirements under the Code with respect to its qualification as a regulated investment company under the Code and to certain Thai investment requirements.  See “Government Regulation and Investment by the Fund in Thai Securities.” To the extent that requirements under Thai law or U.S. law or other investment limitations described in this paragraph are changed by applicable law, the Fund may make investments, directly or through the Investment Plan, in accordance with such changed law.

DIRECTORS AND OFFICERS

The names of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other international organizations and publicly held companies.  The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2013 for Class I Directors, 2014 for Class II Directors and 2015 for Class III Directors and until their successors are duly elected and qualified.

Name (Age) and Address	Position with the Fund, Term of Office, and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in all Funds Overseen or to be Overseen in Fund Complex*	Number of Portfolios in Fund Complex Overseen by Director
Directors:
Martin J. Gruber (74) 229 South Irving Street Ridgewood, NJ 07450	Chairman of the Board since 2011; Class I Director Since 2000	Professor Emeritus and Scholar in Residence, Leonard N. Stern School of Business, New York University, since 2010; previously Professor of Finance, from 1965 to 2010. Director, The Singapore Fund, Inc., since 2000; Director, The Japan Equity Fund, Inc., since 1992; Trustee, DWS Scudder Mutual Funds, from 1992 to 2008; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from December 2003 to 2005; Trustee, National Bureau of Economic Research, since August 2005.	$10,001-50,000	$50,000 - $100,000	2

David G. Harmer (68) 10911 Ashurst Way Highlands Ranch, CO 80130	Class I Director Since 2000	Retired; Director of Community and Economic Development, City of Ogden, from July 2005 to October 2008; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005. Director, The Japan Equity Fund, Inc., since 1997; Director, The Singapore Fund, Inc., since 1996.	None	$1-$10,000	2

Richard J. Herring (66) 327 South Roberts Road Bryn Mawr, PA 19010	Class III Director Since 2007

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since July 1972; Founding Director, Wharton Financial Institutions Center, since July 1994; Director, Lauder Institute of International Management Studies, from July 2000 to June 2006; Co-chair of the Shadow Financial Regulatory Committee, since 2000; Executive Director of the Financial Economists Roundtable, since 2008. Director, The Singapore Fund, Inc., since 2007; Director, The Japan Equity Fund, Inc., since 2007; Trustee, DWS Scudder Mutual Funds (and certain predecessor Funds), since 1990; Independent Director of Barclays Bank, Delaware, since 2010.

			$10,001- $50,000	$10,001-50,000	2

Name (Age) and Address	Position with the Fund, Term of Office, and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in all Funds Overseen or to be Overseen in Fund Complex*	Number of Portfolios in Fund Complex Overseen by Director
Rahn K. Porter (57) 944 E. Rim Road Franktown, CO 80116	Class II Director Since 2007

Senior Vice President and Treasurer, Qwest Communications International Inc., from June 2008 to April 2011; Senior Vice President of Investor Relations, Qwest Communications International Inc., from September 2007 to June 2008; Vice President of Finance, Qwest Communications International Inc., from March 2003 to September 2007. Director, BlackRidge Financial, Inc., since March 2005; Director, The Singapore Fund, Inc., since 2007; Director, The Japan Equity Fund, Inc., since 2007; Director, CenturyLink Investment Management Company (formerly known as Qwest Asset Management Company), since 2006.

			$10,001- $50,000	$10,001-50,000	2

Officers:
Alan Goodson* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 37	President of the Fund since September 2012

Head of Product and Vice President of Aberdeen Asset Management Inc., since 2005; Head of Finance (2000 to May 2005) and Company Secretary (2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (2001 to June 2005).

Jeffrey Cotton (35)* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Chief Compliance Officer and Vice President-Compliance since September 2012

Vice President and Head of Compliance — U.S. of Aberdeen Asset Management Inc. since 2010; Senior Compliance Officer at Old Mutual Asset Management from 2009 10 2010; Vice President, Senior Compliance Manager of Bank of America/Columbia Management from2006 to 2009.

Name (Age) and Address	Position with the Fund, Term of Office, and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in all Funds Overseen or to be Overseen in Fund Complex*	Number of Portfolios in Fund Complex Overseen by Director
Andrea Melia (42)* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 42	Treasurer since September 2012

Vice President and Head of Fund Accounting US for Aberdeen Asset Management Inc., since September 2009; Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators from 1992 to 2009.

Megan Kennedy (37)* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Vice President and Secretary of the Fund since September 2012

Head of Product Management for Aberdeen Asset Management Inc. since 2009; Senior Fund Administrator Aberdeen Asset Management Inc., 2005 to 2007; Assistant Treasurer Collective Funds/North American Mutual Funds from 2007 to 2008; Treasurer Collective Funds/North American Mutual Funds from 2008 to 2009.

Gary Marshall (50)* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Vice President of the Fund since September 2012	Head of Americas for Aberdeen PLC, Chief Executive Officer Aberdeen Unit Trust Managers Ltd., Aberdeen Asset Management Life and Pensions Ltd. and Aberdeen Asset Management Inc.

Jennifer Nichols (33)* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Vice President of the Fund since September 2012

Vice President and Head of Legal—Americas for Aberdeen Asset Management Inc., since October 2006.; associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) from 2003 to 2006.

Name (Age) and Address	Position with the Fund, Term of Office, and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in all Funds Overseen or to be Overseen in Fund Complex*	Number of Portfolios in Fund Complex Overseen by Director
Christian Pittard (38)* Aberdeen Asset Management Investment Services Limited Bow Bells House 1 Bread Street London	Vice President of the Fund since September 2012

Group Development Director, Collective Funds for Aberdeen Asset Investment Services Limited, since 2008; Director and Vice President (2006 to 2008), Chief Executive Officer (October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC, since August 2005; Managing Director of Aberdeen Asset Managers (C.I.) Limited, from 2000 to June 2005; Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and Investment Sub-Adviser) from 2000 to May 2005.

Lucia Sitar (41)* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Vice President of the Fund since September 2012	U.S. Counsel for Aberdeen Asset Management Inc. since 2007; associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) from 2000 to 2007.

John J. O’Keefe (53)* 1735 Market Street, 32nd Floor Philadelphia, Pennsylvania 19103	Vice President and Treasurer of the Fund from 2000 to 2012; Secretary of the Fund from 2011 to 2012; Assistant Treasurer of the Fund since 2012	Vice President and Treasurer, The Japan Equity Fund, Inc. and The Singapore Fund, Inc., from 2000 to 2012; Secretary, The Japan Equity Fund, Inc. and The Singapore Fund, Inc., from March 2011 to September 2012; Fund Accounting Manager at Aberdeen Asset Management Inc. since October 2012. Vice President, Fund Accounting Department of Daiwa Securities Trust Company from June 2000 to September 2012.			—

Heather Hasson (29)* 1735 Market Street, 32nd Floor Philadelphia, Pennsylvania 19103	Assistant Secretary of Fund since 2012	Assistant Secretary of The Singapore Fund since March 2012; Senior Product Manager of Aberdeen Asset Management Inc. since 2009; Fund Administrator of Aberdeen Asset Management Inc. from 2006 to 2009.			—

Leonard B. Mackey, Jr. (61)* 31 West 52nd Street New York, NY 10019-6131	Assistant Secretary of Fund since 2004	Consultant, since 2007, and Partner from 1983 to 2007, in the law firm of Clifford Chance US LLP; Assistant Secretary, The Singapore Fund, Inc. and The Japan Equity Fund, Inc., since 2004.			—

*                                         Messrs. Goodson, Cotton, Marshall, Pittard, O’Keefe and Mackey and Mses. Melia, Kennedy, Nichols, Sitar and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc. and The India Fund, Inc., all of which may be deemed to be a part of the same “Fund Complex.” In addition, Messrs. Gruber, Harmer, Herring and Porter serve as Directors of two other registered investment companies that are part of the above-referenced Fund Complex.

The officers of the Fund conduct and supervise the daily business operations of the Fund, while the directors review such actions, supervise the Investment Manager and the Adviser and decide on general policy.

The Board of Directors is divided into three classes, each class having a term of three years.  Each year the term of office of one class will expire.  See “Common Stock—Special Voting Provisions.”

The Fund pays to each of its directors, none of whom are an affiliated person of the Investment Manager, in addition to certain out-of-pocket expenses, $650 for each directors’ meeting attended, $475 for each audit committee meeting attended and an annual fee of $5,000.

The Charter of the Fund contains a provision permitted under the Maryland General Corporation Law (the “MGCL”) which by its terms eliminates the personal liability of the Fund’s directors to the Fund or its stockholders for monetary damages for breach of duties as a director, subject to certain qualifications described below.  The Charter and the ByLaws of the Fund provide that the Fund will indemnify directors, officers, employees or agents of the Fund to the full extent permitted by the MGCL.  Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is proved that (1) the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  The Charter further provides that directors and officers will not be liable to the Fund or its stockholders for money damages, except (1) actual receipt of any improper benefit or profit in money, property or services or (2) actual and deliberate dishonesty that is established by a final judgment that is material to the cause of action.  Nothing in the Charter or ByLaws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

As of the date of this Prospectus, the Directors and officers of the Fund owned in the aggregate less than 1% of the outstanding shares of Common Stock of the Fund.  As of December 31, 2011, no Director of the Fund owned securities of the Investment Manager, the Administrator or an entity directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Administrator.

Set forth below is a chart showing the aggregate compensation paid or payable by the Fund to each of its Directors, during the fiscal year ended December 31, 2011, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by the Investment Manager or its affiliates (collectively, the “Fund Complex”), for their services as Directors of such investment companies during their respective fiscal years.

Name and Position With Fund	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid
Martin J. Gruber, Director and Chairman of the Board	$9,025	$0	$0	$19,675
David G. Harmer, Director	$8,375	$0	$0	$18,275
Richard J. Herring, Director	$9,025	$0	$0	$19,675
Rahn. K. Porter, Director	$9,025	$0	$0	$19,675

The Fund’s Board of Directors held four regular meetings during its fiscal year ended December 31, 2011.  Each current Director attended or participated in at least seventy-five percent of the aggregate number of meetings of the respective Board of Directors and any Committee of which he was a member.  For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund’s last annual stockholder meeting, four Directors attended the meeting.

The Fund’s Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which is responsible for reviewing financial and accounting matters.  The members of the Fund’s Audit Committee are independent as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange’s listing standards, as may be modified or supplemented.  The Fund has adopted a formal, written Audit Committee Charter.  The current members of the Fund’s Audit Committee are Martin J. Gruber, David G. Harmer, Richard J. Herring and Rahn K. Porter.  The Fund’s Audit Committee met four times during its fiscal year ended December 31, 2011.

The Fund’s Board of Directors has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees.  The Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises the Fund’s Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Directors and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees.  Persons recommended by the Fund’s Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE MKT.  While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from stockholders to the Board.  Nominations from stockholders should be in writing and sent to the Independent Directors as described below under “Stockholder Communications.”

The Fund’s Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the NYSE MKT listing standards for Nominating and Compensation Committee members.  The Fund’s Nominating and Compensation Committee’s actions are governed by the Fund’s Nominating and Compensation Committee Charter.  The current members of the Fund’s Nominating and Compensation Committee are Martin J. Gruber, David G. Harmer, Richard J. Herring and Rahn K. Porter.  The Fund’s Nominating and Compensation Committee did not meet during the Fund’s last fiscal year.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors.  Stockholders should send communications intended for the Fund’s Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above.  Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Holders. Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund’s outstanding shares of common stock as of December 5, 2012.

Name and Address of Beneficial Owner	Number of Shares of Common Stock and Nature of Beneficial Ownership		Percent of Common Stock Outstanding

Bulldog Investors Park 80 West, 250 Pehle Ave. Suite 708 Saddle Brook, NJ 07663	1,367,632	(1)	38.36%

(1)                 The above information is based solely on a Schedule 13G filed with the Commission jointly by Bulldog Investors, Brooklyn Capital Management, Phillip Goldstein and Andrew Dakos, as a group, on August 21, 2012.  The Schedule 13G filing indicates that the group has sole voting power with respect to 1,327,632 of its shares of common stock, shared voting power with respect to 40,000 of its shares of common stock and sole dispositive power with respect to its 1,367,632 shares of common stock.

MANAGEMENT OF THE FUND

Organization and Management of the Investment Manager

SCB Asset Management Co., Ltd. acts as the investment manager of the Investment Plan pursuant to an investment contract and was established in 1992.  The Investment Manager is wholly-owned by the Siam Commercial Bank PLC, Thailand’s first commercial bank.  The company engages on all three main types of asset management services:  mutual funds, provident funds and private funds.  The Investment Manager is the second largest asset management companies in Thailand with over US$20,389.42 million under management as of September 30, 2012.

In addition to the main stream aspects of managed funds such as equities, bonds and cash, SCBAM also provides innovative financial products and services to cover a broader range of market conditions and serve a more diverse set of customer needs.  The Investment Manager has a 22.8% share of the total market in mutual funds in Thailand.

Investment Manager believes that its disciplined investment process has been a key to the success achieved as a leading investment manager with the consistent investment outperformance by further streamlining investment processes and systems.

Certain information regarding the directors and the principal executive officers of the Investment Manager is set forth below:

Name and Address	Position with the Manager
Mr. Yol Phokasub*	Chairman
Mr. Thun Reansuwan*	Director
Miss Ellen Nora Ryan*	Director
Mr. Smith Banomyong*	Director
Mr. Chanmanu Sumawong*	Director
Mrs. Apiphan Charoenanusorn*	Director and Member of the Audit Committee
Miss Saranya Vajakul*	Director and Member of the Audit Committee
Mrs. Jotika Savanananda*	President

*                             Business Address:  21st- 22nd Floor, SCB Park Plaza 3; 19 Ratchadapisek Rd., Chatuchak, Bangkok, Thailand 10900.

The Investment Plan

The Investment Plan was established pursuant to the Investment Contract between the Fund and the Investment Manager.  The Investment Plan was approved by the BoT on February 7, 1990 and the Investment Contract was approved by the BoT on May 18, 1990.  No other investor invests through the Investment Plan, which is known as a “krongkarn” under Thai law, and the Fund’s investments in Thai equity securities and Baht-denominated instruments will be made through the Investment Plan which is expected to hold all such investments.  Under the Investment Contract, the Investment Manager will manage the assets of the Fund held in the Investment Plan according to the investment objective and policies and investment limitations of the Investment Plan, which are the same as the Fund’s investment objective and policies and investment limitations.  The investment policy of the Investment Plan also encompasses investment in securities whose returns and liquidity are permitted under the BoT’s Procedures.  The Investment Plan is subject to regulation by the Thai SEC.  See “Government Regulation and Investment by the Fund in Thai Securities—Regulation of the Investment Plan.”

Under the Investment Contract, the Investment Manager retains the legal title to all assets held by the Investment Plan and must hold these assets separate from its own assets, free and clear of all liens, claims and encumbrances, with a custodian approved by the Thai SEC.  The Investment Manager is also responsible for keeping all records in connection with the Investment Plan required by Thai law.

The BoT has indicated that certain Thai limitations upon direct foreign investment in Thai equity securities are not applicable to the Fund because the Fund invests through the Investment Plan.  However, other agencies of the Thai government with jurisdiction over matters relating to the ownership of Thai companies by foreigners have not publicly addressed this question and are not prohibited from taking an independent view.  The Fund has no reason to believe such other agencies would adopt a position contrary to that adopted by the BoT position.  See “Risk Factors and Special Considerations,” “Investment Objective and Policies,” “Thai Government Regulation and Investment by the Fund in Thai Securities—Regulation of the Investment Plan” and “The Securities Markets of Thailand—Foreign Investment.”

Unless the Fund through the Investment Manager seeks and obtains an extension from the BoT, the Investment Plan will terminate in 2015 when the BoT’s approval expires.  In addition, the Investment Plan will expire in 2015, unless continuance is approved by the Thai SEC, which is unlikely.  Upon termination, the Fund’s assets held through Investment Plan will be liquidated.  Securities held through the Investment Plan that may not be held by a non-Thai national such as the Fund because of Thai foreign ownership limitations will be sold by a liquidator appointed by the Investment Manager with the approval of the Thai SEC.  The liquidator will proceed to liquidate such securities and to discharge its obligations.  The net proceeds of the liquidation shall be paid to the Fund as the Investment Plan’s sole unitholder, less any applicable Thai withholding taxes.  Securities not subject to such nationality restrictions may be transferred to the direct ownership of the Fund, but only to the extent then permissible under Thai law, or sold, all in accordance with the directions of the Board of Directors of the Fund.

The Investment Contract

The Investment Contract between the Investment Manager and the Fund establishes the Investment Plan.  Pursuant to the Investment Contract, the Investment Manager makes the investment management decisions relating to the Fund’s assets held through the Investment Plan.  In making these decisions, the Investment Manager utilizes its own advisory capabilities and experience.  The Investment Manager, however, manages investments under the Investment Plan and makes investment decisions with respect thereto in accordance with the investment objective and policies of the Fund and the Investment Plan and, as provided in the Investment Contract, such directions and instructions, if any, as are given by the Fund’s Board of Directors and mutually agreed to by the Investment Manager and the Board of Directors.  The Investment Manager will also monitor the activities of the Fund’s Thai Custodian.

In addition to its advisory services, the Investment Manager is required under the Investment Contract to provide certain administrative services to the Fund, including maintaining or causing to be maintained all books and records required under Thai law to the extent that such books and records are not maintained or furnished by the Thai Custodian, the Administrator, or other agents of the Fund, furnishing at the Investment Manager’s expense for the Fund’s use, such office space and facilities as the Fund may require for its reasonable needs in Thailand, furnishing at the Investment Manager’s expense, clerical services in Thailand relating to information, statistical and investment work for the benefit of the Fund, arranging for the payment of the Fund’s expenses incurred in Thailand and providing such information regarding the Fund’s operations in Thailand through the Investment Plan to the Administrator as are necessary to enable the Administrator to prepare the books and records of the Fund.

The Investment Contract, as it pertains to the services rendered by the Investment Manager (the “Advisory Sections”), had an initial term of two years from its effective date and continues in force from year-to-year thereafter so long as its continuance is approved annually by vote of a majority of the Fund’s Directors who are not “interested persons” of the Investment Manager or the Fund as defined in the 1940 Act, cast in person at a meeting called for that purpose, and by either (i) a vote of a majority of the Board of Directors of the Fund or (ii) a vote of a majority of the outstanding shares of the Fund.  Under the terms of the Investment Contract, the Fund’s beneficial interest in the Investment Plan is non-transferable.  The Advisory Sections of the Investment Contract may be terminated by the Fund, without payment of any penalty, upon 60 days’ written notice to the Investment Manager, and will terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Investment Manager or revocation of the Investment Manager’s license.  The Investment Contract will also terminate (i) upon the liquidation or bankruptcy of the Fund or the Investment Manager, whereupon the Investment Manager shall be deemed removed, (ii) if the Investment Manager notifies the Fund that, due to a change in Thai law, in the Investment Manager’s opinion the Investment Contract is illegal, impracticable or inadvisable having regard solely to the interests of the Fund, or (iii) at the discretion of the Fund, if the Investment Manager and the Board of Directors are unable to reach an agreement regarding any instructions or directions given by the Board of Directors to the Investment Manager.  In case of termination of or failure to renew the Investment Contract or removal of the Investment Manager, the Fund’s Board of Directors will select a successor investment manager.  Any such successor manager must be approved by the BoT and must be a registered investment adviser under U.S. law.  In the event that (i) the Investment Contract is terminated and a new Investment Contract is not entered into within three months, or (ii) the Investment Manager is removed and a successor is not selected or approved and a new Investment Contract is not entered into within three months, the assets held under the Investment Plan will be liquidated (within three months) in an orderly manner by a liquidator appointed by the Investment Manager (with the approval of the Thai SEC) and the proceeds thereof distributed to the Fund, and the Fund’s Board of Directors will take appropriate subsequent steps, including dissolution and liquidation of the Fund.  Any sale of assets under these circumstances may require the sale of portfolio securities at prices less favorable than those that might be obtained under other circumstances, but in this event the Investment Manager will endeavor to effect any such sale in the most advantageous manner.

The Investment Contract provides that neither the Investment Manager, the Investment Manager’s officers, directors, employees or agents nor any controlling persons (as defined in the U.S. Securities Act of 1933, as amended) will be subject to any liability for any act or omission, error of judgment or mistake of law or for any loss suffered by the Fund or the Investment Plan in the course of performing any services to be rendered under the Investment Contract, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Investment Manager’s duties thereunder or by reason of reckless disregard on the part of the Investment Manager of the Investment Manager’s obligations and duties under the Investment Contract.  In addition, the Investment Manager is entitled to indemnification out of the assets of the Investment Plan against all claims (and against all costs and expenses in relation to such claims) incurred or suffered by it as a result of acting as an adviser under the Investment Contract, except with respect to claims arising out of the Investment Manager’s own willful misfeasance or gross negligence, reckless disregard of the Investment Manager’s duties under the Investment Contract or bad faith.

Payment of Fees and Expenses

The Investment Manager pays the reasonable salaries and expenses of those of its officers and employees who are officers and employees of the Fund, except that the Fund bears travel expenses or an appropriate fraction thereof of directors, officers or employees of the Investment Manager to the extent such expenses relate to attendance at meetings of the Fund’s Board of Directors or any committee thereof.

For its management and administrative services, the Investment Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan’s average weekly net assets (of which 0.50% per annum is for the Investment Manager’s management services and 0.10% per annum is for the Investment Manager’s administrative services).  For the year ended December 31, 2011, the Investment Manager earned $259,200 in management fees. At December 31, 2011, the Fund owed the Manager $21,469.  In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund.  During the year ended December 31, 2011, expenses of $5,847 were paid to the Investment Manager, representing reimbursement to the Investment Manager for costs relating to the attendance by its employees at meetings of the Fund’s Board of Directors.  For the fiscal years ended December 31, 2011, December 31, 2010 and December 31, 2009, the Investment Manager earned amounts, including fees and expenses, of $265,047, $290,711 and $179,893, respectively.  For purposes of calculating compensation, average weekly net assets are determined at the end of each month based upon the average of the net assets as calculated on each Thursday, during the month.

The Fund pays all of its other expenses, including among others:  expenses of organizing the Fund (but not the overhead or employee costs of the Investment Manager); fees and expenses of counsel (United States and Thai) to the Fund and of any counsel retained by the Directors who are not “interested persons” of the Fund; fees and expenses of each of the Fund’s Directors who is not a director, trustee, officer or employee of the Investment Manager or the Investment Adviser; fees and expenses of the Fund’s independent accountants; taxes and governmental fees; NYSE MKT listing fees; dues and expenses incurred in connection with membership in investment company trade organizations; fees and expenses of the Fund’s Investment Manager, Thai Custodian, Administrator, U.S. custodian, transfer agent and registrar; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; costs of printing prospectuses, proxy statements and reports to stockholders; freight, insurance and other charges in connection with the shipment of the Fund’s and the Investment Plan’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund and the Investment Plan; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the DRIP Plan (except for brokerage expenses paid by participants in the DRIP Plan); costs of stationery; any litigation expenses; costs of stockholders’ and other meetings; and other expenses properly payable by the Fund.

A discussion regarding the basis for the Board of Directors’ approval of the Investment Management Agreement will be available in the Fund’s annual report to stockholders for the period ended December 31, 2012.

PORTFOLIO MANAGEMENT

Mr. Suchai Satupak and Ms. Charupatra Tonglongya are primarily responsible for the day to day management of the Fund’s portfolio.  They have been managing the Fund’s portfolio since June 23, 2011, when the Investment Manager appointed Mr. Suchai Satupak and Ms. Charupatra Tonglongya as primary portfolio managers of the Fund’s portfolio.  As of that day, Mr. Satupak and Ms. Tonlongya are jointly responsible for the day-to-day management of the registrant’s portfolio.

Mr. Suchai Satupak joined the Investment Manager in June 2011. Prior to that time, Mr. Suchai Satupak served as a senior fund manager at Kasikorn Asset Management Co., Ltd from June 2009 until April 2011.  Before working at Kasikorn Asset Management Co., Ltd., Mr. Suchai Satupak was a senior fund manager at Bualuang Securities Co., Ltd from February 2008 until February 2009 and a senior fund manager at American International Assurance (AIA) Co., Ltd.  from December 2005 until January 2008.

Ms. Charupatra Tonlongya joined the Investment Manager in June 2011.  Prior to which, Ms. Charupatra Tonlongya worked at Kasikorn Asset Management Co., Ltd. as the head of the risk management unit from October 2008 until May 2011 and as a senior vice president of the Equity Fund Management Division from January 2006 until September 2008.

Other Accounts Managed

As of December 31, 2011, Mr. Suchai Satupak and Ms. Charupatra Tonlongya also jointly managed 30 other registered investment companies, with a total of approximately $1,756 million in assets, 31 pooled investment vehicles other than registered investment companies, with a total of approximately $1,013 million in assets and 27 other accounts, with a total of approximately $437 million in assets.

Because Mr. Suchai Satupak and Ms. Charupatra Tonlongya manage assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Mr. Suchai Satupak and Ms. Charupatra Tonlongya may receive fees from certain funds that are higher than the fee they receive from the Fund. In those instances, Mr. Suchai Satupak and Ms. Charupatra Tonlongya may have an incentive to favor the higher fee accounts over the Fund. The Investment Manager has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation.  Mr. Suchai Satupak and Ms. Charupatra Tonlongya each receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below.  The methodology used to determine portfolio manager compensation is applied across all accounts managed by Mr. Suchai Satupak and Ms. Charupatra Tonlongya.

Generally, each of Mr. Suchai Satupak’s and Ms. Charupatra Tonlongya’s base salary is based on the level of his/her position with the Investment Manager and the respective portfolio manager’s competency and potential.  Mr. Suchai Satupak and Ms. Charupatra Tonlongya may also receive discretionary compensation comprised of a cash bonus.  The bonus is a function of the portfolio manager’s key performance indicators (“KPI”).  The majority of KPI is based on fund performance relative to a benchmark that is pre-specified at the beginning of every year.  Other factors that affect KPI include contribution to the business objectives of the Investment Manager, the dollar amount of assets under management, client contribution and/or any market compensation contributions.

Material Conflicts of Interest.  Mr. Suchai Satupak’s and Ms. Charupatra Tonlongya’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts.  The Investment Manager, however, believes that sufficient controls, policies and systems are in place which address such conflicts.

The Investment Manager has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements.  All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.  In addition, the Investment Manager has adopted a Code of Ethics and Compliance that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities.  As of the date of this Prospectus, neither Mr. Suchai Satupak nor Ms. Charupatra Tonglongya beneficially own, any Common Stock of the Fund.

ADMINISTRATION AND CUSTODIANS

Administration

Aberdeen Asset Management Inc. (the “Administrator”), provides certain administrative services to the Fund as of September 28, 2012.  For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund.  Prior to September 28, 2012, Daiwa Securities Trust Company, the Previous Administrator, provided certain administrative services to the Fund.  For such services, the Fund paid the Previous Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets, with a minimum annual fee of $150,000.  The Previous Administrator had voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2011.  For the year ended December 31, 2011, the Previous Administrator earned $ 121,607 in administration fees, net of fee waivers.

Custodians

Bangkok Bank (Public Company) Limited has been retained pursuant to the Thai Custody Contract to act as Thai Custodian of all the cash and securities held through the Investment Plan.  Such cash and securities are held by the Thai Custodian at its head office.  The principal business address of the Thai Custodian is 333 Silom Road, Bangkok 10500, Thailand.

As of September 28, 2012, State Street Bank and Trust Company acts as the U.S. Custodian for the Fund’s U.S. assets.  The address of the U.S. Custodian is P.O. Box 5049, Boston, MA 02206-5049.  During the year ended December 31, 2011, the Previous U.S. Custodian earned $6,170, as compensation for its custodial services to the Fund.

Code of Ethics

The Board of Directors of the Fund, pursuant to Rule 17j-1 of the 1940 Act, approved a Code of Ethics that covers the Fund.  The Investment Manager is also subject to a Codes of Ethics under Rule 17j-1.  Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions.  Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) SEC-0330.  The Codes of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to:  SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.  This reference to the website does not incorporate the contents of the website into this Prospectus.

Proxy Voting Procedures

The Fund has adopted policies and procedures with respect to the voting of proxies related to portfolio securities.  These proxy voting procedures delegate to the Investment Manager the responsibility for voting proxy securities, subject to the Board of Director’s continuing oversight.  The Fund’s procedures provide that the Board of Directors annually reviews the Investment Manager’s proxy voting policies and procedures and the Investment Manager’s proxy votes on behalf of the Fund.  The Investment Manager’s proxy voting policies and procedures are set forth below.

Proxy Voting Policies and Procedures of the Investment Manager

As a registered investment adviser, the Investment Manager has a fiduciary duty to act solely in the best interests of its clients.  As part of this duty, the Investment Manager recognizes that it must exercise voting rights in the best interests of its clients.

The Investment Manager recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders.  As part of the Investment Manager’s investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

The Investment Manager is a global investment manager, and invests significantly in emerging markets.  It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.  This statement is intended to comply with Rule 206(4)-6 of the Advisers Act.  It sets forth the policy and procedures of the Investment Manager for voting proxies for its clients, including investment companies registered under the 1940 Act.

Proxy Voting Policies

It is the general policy of the Investment Manager to support management of the companies in which it invests and will cast votes in accordance with management’s proposals.  However, the Investment Manager reserves the right to depart from this policy in order to avoid voting decisions that it believes may be contrary to its clients’ best interests.

Elections of Directors

In many instances, election of directors is a routine voting issue.  Unless there is a proxy fight for seats on the Board or the Investment Manager determines that there are other compelling reasons for withholding votes for directors, the Investment Manager will vote in favor of the management proposed slate of directors.  That said, the Investment Manager believes that directors have a duty to respond to shareholder actions that have received significant shareholder support.  The Investment Manager may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

Appointment of Auditors

The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter.  The Investment Manager believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation.

Changes in Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, the Investment Manager will cast its votes in accordance with the company’s management on such proposals.

However, the Investment Manager will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

Corporate Restructurings, Mergers and Acquisitions

The Investment Manager believes proxy votes dealing with corporate reorganizations are an extension of the investment decision and will take account of the Fund’s investment process policy in deciding how to vote.

Corporate Governance

The Investment Manager recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders.  The Investment Manager generally favors proposals promoting transparency and accountability within a company.

Social and Corporate Responsibility

The Investment Manager recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues.  However, in the interests of shareholders, the Investment Manager reserves the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company.  The Investment Manager may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Executive Compensation

The Investment Manager believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered.  Whether proposed by a shareholder or management, the Investment Manager will review proposals relating to executive compensation plans and, if deemed excessive, may vote against the proposals.

Proxy Voting

The Investment Manager’s portfolio management team is responsible for the coordination of the Investment Manager’s proxy voting.  They liaise with the product managers and/or the Proxy voting committee to ascertain how the Investment Manager will vote.  They will then instruct the relevant Custodians.  The portfolio management team is also responsible for ensuring that full and adequate records of proxy voting are kept.

The product managers will implement the Proxy voting policies by instructing proxy voting in accordance with the general principles contained herein.

Proxy Voting Committee

The Investment Manager has formed a Proxy Voting Committee to regularly review its general proxy policies and consider specific proxy voting matters as and when deemed necessary.  Members of the committees include senior investment personnel and representatives of the Legal & Compliance Department.  The committee may also evaluate proxies where we face a material conflict of interest (as discussed below).

Conflicts of Interest

The Investment Manager recognizes that there is a potential conflict of interest when it vote a proxy solicited by an issuer with whom it has any material business or personal relationship that may affect how the Investment Manager votes on the issuer’s proxy.  The Investment Manager believes that oversight by the proxy voting committee ensures that proxies are voted with only its clients’ best interests in mind.  In order to avoid any perceived conflict of interests, the following procedures have been established for use when the Investment Manager encounters a potential conflict.

1.             The portfolio management team will refer to the legal and compliance team any proxy votes that are issued by existing clients or where the Investment Manager holds a significant voting percentage of the company.  The legal and compliance team will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation.

2.             If the Investment Manager’s proposed vote is consistent with its stated proxy voting policy, no further review is necessary.

3.             If the Investment Manager’s proposed vote is contrary to its stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary.

4.             If the Investment Manager’s proposed vote is contrary to its stated proxy voting policy and is consistent with management’s recommendation, the proposal is escalated to the proxy committee for final review and determination.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary.  During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks.  The Investment Manager may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period.  Accordingly, if share blocking is required the Investment Manager may abstain from voting those shares.  In such a situation the Investment Manager would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Record

Stockholders may obtain information on how the Investment Manager voted with respect to their proxies on the SEC’s website, www.sec.gov, or by contacting the Investment Manager’s client services team at SCB Asset Management Co., Ltd., 21st—22nd Floor SCB Park Plaza 3, 19 Ratchadapisek Road, Chatuchak, Bangkok 10900, Thailand or email www.customerservice.scbam@scb.co.th.

EXPENSES

The Fund’s annual operating expenses are higher than normal annual operating expenses of most closed-end investment companies of comparable size that invest in U.S. securities because the management fee and other operating expenses reflect communication and other costs associated with investing in Thailand.  Expenses of the Offer will be charged to capital.  For the fiscal years ended December 31, 2009, December 31, 2010 and December 31, 2011, the Fund’s expenses before waivers were $924,985, $1,197,740 and $977,600, respectively.  The Fund’s annual expense ratio (after waivers of Administrative and Advisory fees and excluding taxes) for the fiscal years ended December 31, 2009, December 31, 2010 and December 31, 2011 was 2.36%, 1.94% and 1.99 % respectively, of the Fund’s net assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In portfolio transactions involving equity securities of Thai companies, the Investment Manager places orders on behalf of the Fund directly with brokers, which may include brokers affiliated with the Investment Manager, except that the purchase of shares in rights offerings is made directly from the issuer.  The Investment Manager manages other accounts and funds that invest in equity securities of Thai companies.  Although investment decisions for assets of the Fund held through the Investment Plan are made independently from those of other accounts or funds managed by the Investment Manager, investments of the type the Fund may make may also be made by those other accounts and funds.  When the Fund and one or more accounts or funds managed by the Investment Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Manager to be equitable to each.  In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

The primary objective of the Investment Manager in placing orders for the purchase and sale of securities for the Fund’s portfolio will be to obtain the most favorable net results, taking into account such factors as price, commission, size of order, difficulty of execution and skill required of the broker or dealer.  The capability and financial condition of the broker or dealer may also be criteria for the choice of that broker or dealer.  In Thailand, brokerage commissions used to be fixed by the SET at 0.25% (exclusive of VAT) or 0.2675 (inclusive of VAT) of the value of a transaction involving corporate securities (other than debentures).  Since the beginning of 2011, the brokerage commissions for the Fund has been changed to not exceeding 0.20% (exclusive of VAT) or 0.214% (inclusive of VAT) of the value of a transaction involving corporate securities (other than debentures), which is the standard rate proposed by the Association of Thai Securities Companies.  The brokerage commissions for fixed income instrument trades over the BEX are flexible, but are capped at 0.25% of the value of the transaction (exclusive of VAT) by the BEX, in each case subject to a minimum of 100 Baht per transaction.  Institutional investors, however typically trade fixed income instruments over-the-counter, which has no commission fee.  The Investment Manager is entitled to pay commissions to member firms executing an order at a concessionary rate equal to 60% of the fees specified above.

Subject to obtaining the best execution, brokers, including affiliates of the Investment Manager, who provide investment research services to the Investment Manager, including market and statistical information and quotations for portfolio evaluation purposes, may receive orders for transaction of the Fund.  The terms “investment research” and “market and statistical information and quotations” include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.  Neither the Fund nor the Investment Manager is obligated to deal with any broker or group of brokers for the execution of portfolio transactions, and there is no intention to place portfolio transactions with particular brokers or groups thereof.

Research provided to the Investment Manager in advising the Fund will be in addition to and not in lieu of the services required to be performed by the Investment Manager itself, and the Investment Manager’s fees will not be reduced as a result of the receipt of supplemental information.  This information is regarded as only supplementary to the Investment Manager’s own research effort, since the information must be analyzed, weighed and reviewed by the Investment Manager’s staff.  This information may be useful to the Investment Manager in providing services to clients other than the Fund, and not all such information will necessarily be used by the Investment Manager in connection with the Fund.  Conversely, information provided to the Investment Manager by brokers and dealers through whom other clients of the Investment Manager effect securities transactions may prove useful to the Investment Manager in providing services to the Fund.

The Fund’s Board of Directors will review at least annually the commissions allocated by the Investment Manager on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

Brokerage commissions paid by the Fund for the fiscal years ended December 31, 2011, December 31, 2010 and December 31, 2009 were $338,355, $443,040 and $95,908, respectively, none of which was paid to SCB Securities Co., Ltd., an affiliate of the Investment Manager, in connection with portfolio transactions.

Portfolio Turnover

The Investment Manager effects portfolio transactions for the Fund.  For the fiscal years ended December 31, 2010 and December 31, 2011, the Fund’s portfolio turnover rates were 244.77% and 199.06%, respectively.  The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.  High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

DIVIDENDS AND DISTRIBUTIONS; DRIP PLAN

The Fund will distribute to the holders of Preferred Stock dividends at the annual rate of 1.00% of the $5.00 liquidation preference.  Dividends on the Preferred Stock will be fully cumulative, will accumulate without interest from the date of original issuance of the Preferred Stock and will be payable quarterly in arrears on the last calendar day of March, June, September and December, commencing on the last calendar day of the first March, June, September or December following the Expiration Date. The Fund intends to continue to distribute to holders of Common Stock, at least annually, substantially all of its investment company taxable income, including dividends and interest and expects to continue to distribute its net realized capital gains, if any, at least annually.  Pursuant to the DRIP Plan (the “Plan”), unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions paid by the Fund to its stockholders with respect to the Common Stock is automatically reinvested by American Stock Transfer & Trust Company, as plan agent (the “Plan Agent”), in the Fund’s shares of Common Stock pursuant to the Plan.  Stockholders who elect not to participate in the Plan receive all distributions with respect to the Common Stock in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent.

The Plan Agent serves as agent for the stockholders in administering the Plan.  When the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, non-participants in the Plan receive cash and participants in the Plan receive the equivalent in shares of Common Stock.  The shares are valued and will be acquired by the Plan Agent for the participant’s account, as described below.  If the market price per share of Common Stock on the valuation date equals or exceeds net asset value per share of Common Stock on that date, the Fund will issue new shares of Common Stock to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price.  The valuation date will be the dividend or distribution payment date or, if that date is not an NYSE MKT trading day, the next preceding trading day.  If net asset value exceeds the market price of Fund shares of Common Stock at such time, participants in the Plan will be deemed to have elected to receive shares of Common Stock from the Fund, valued at market price on the valuation date.  If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of Common Stock in the open market, on the NYSE MKT or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $5000, for investment in the Fund’s Common Stock.  The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions payable only in cash) to purchase shares of Common Stock in the open market on or about February 15 and August 15 of each year.  Any voluntary cash payments received more than 30 days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments.  To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15 and August 15.  A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than two business days before such payment is to be invested.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records.  Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, that hold shares of Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent’s fees are paid by the Fund.  There are no brokerage charges for shares issued directly by the Fund.  Whenever shares are purchased on the NYSE MKT or otherwise on the open market in connection with the reinvestment of dividends or capital gain distributions payable only in cash, each participant will pay a pro rata portion of brokerage commissions.  Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants must pay a service fee of $2.50 for each investment and a pro rata portion of the brokerage commissions.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 90 days before the record date for such dividend or distribution.  The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all stockholders.  All correspondence concerning the Plan should be directed to the Plan Agent at The Thai Capital Fund, Inc., c/o American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

Please note that, stockholders who participate in the Plan through a brokerage account, may not be able to continue as a participant if they transfer those shares to another broker. Stockholders should contact their broker or financial institution or the Plan Agent to ascertain what is the best arrangement for them to participate in the Plan.

TAXATION

Thai Income Taxes

Taxation of the Investment Plan

In general, in the absence of an applicable double taxation treaty, non-Thai companies not doing nor deemed to be doing business in Thailand that own Thai securities are subject to Thai income tax withholding at a rate of 20% in the case of dividends and 25% in the case of capital gains and interest income.  Pursuant, however, to Royal Decree No. 172 issued on April 26, 1986 under the Thai Revenue Code (the “Royal Decree”), distributions of income and capital gains made by certain Thai investment plans to companies that are established under non-Thai law and which do not operate an active trade or business in Thailand will qualify for withholding at a rate of 10% on all distributions.  In the opinion of International Legal Counsellors Thailand Ltd., Thai counsel to the Fund and the Underwriters, the Investment Plan meets the criteria specified in the Royal Decree and, therefore, distributions from the Investment Plan to the Fund of income and gain from Thai securities as well as non-Thai securities will be subject to the 10% withholding tax.  To the extent, however, that amounts otherwise distributable to stockholders are reinvested (pursuant to the DRIP Plan), without any distributions being declared, credited or paid by the Investment Plan to the Fund as unitholder, these amounts will not be subject to the 10% withholding tax.  Payment of certain fees and expenses of the Fund and the Investment Plan will be subject to Thai withholding tax at varying rates between 10%-25% if paid to a corporate recipient or at rates between 5%-55% if paid to a natural person, partnership or other non juristic entity.  To the extent that suppliers of services require the Fund to bear the cost of withholding taxes applicable to payments of expenses, and to the extent of any withholding taxes paid by the Fund on distributions arising from non-Thai securities, the Fund’s expenses will be proportionately increased and the Fund’s net asset value decreased.

In the opinion of the Fund’s Thai counsel based on certain assumptions regarding the manner of operation of the Fund, pursuant to the Royal Decree, neither the Investment Plan nor the Fund will be subject to any of the Thai income and withholding taxes (other than the above-mentioned 10% withholding tax on distributions from the Investment Plan to the Fund) with respect to dividend and interest income arising from securities held by the Investment Plan or the Fund or with respect to capital gains arising from the sale or disposition of such securities.  This opinion is based on Thai counsel’s conclusion that certain technical issues regarding Thai tax characterization of the Investment Plan and the Fund will be resolved in a favorable manner.  The matter is not, however, entirely free from doubt given the lack of applicable precedents, and Thai tax authorities could assert that the Investment Plan or the Fund or both should be subject to Thai income tax.  In the opinion of Thai counsel, if such assertion were made, the matter should ultimately be resolved in a manner consistent with the tax consequences described above.

Thai Taxation of Fund Stockholders

In the opinion of Thai counsel, stockholders of the Fund will not be subject to Thai income tax with respect to (i) dividend and interest income of the Investment Plan and the Fund; (ii) capital gains realized by the Investment Plan and the Fund; (iii) distributions from the Fund to stockholders; or (iv) gains realized by stockholders on the sale of their shares.  Stockholders will be entitled, subject to the limitations discussed below, to a deduction or credit against their United States income tax liability with respect to their pro-rata share of the 10% Thai withholding taxes paid on distributions to the Fund by the Investment Plan.  See “Taxation— U.S. Federal Income Taxes—Foreign Taxes.”

Shares of the Fund held by non-residents will not, in the opinion of Thai counsel, be subject to any Thai estate or property tax.

U.S. Federal Income Taxes

The following discussion is a summary of certain material U.S. federal income tax consequences to a Rights Holder that receives Rights pursuant to the Offer.  This discussion is based on the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable current, temporary and proposed Treasury Regulations promulgated thereunder, the legislative history of the Code and publicly available administrative and judicial interpretations thereof, all as of the date of this Prospectus and all of which are subject to change, possibly with retroactive effect, or to different interpretations.  The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) with respect to the Offer. The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences of the Offer will be as set forth below.

This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific stockholders in light of their particular circumstances or to stockholders subject to special treatment under U.S. federal income tax law (such as entities treated as partnerships for U.S. federal income tax purposes, financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans or persons that have a “functional currency” other than the U.S. dollar). This discussion does not address any state, local or non-U.S. tax considerations.  This discussion applies only to stockholders that hold shares of our Common Stock as capital assets (generally, property held for investment) and that will hold the Rights distributed pursuant to the Offer as capital assets (and, in the event such Rights are exercised, will hold newly acquired shares of our Preferred Stock as capital assets).

Rights Holders are urged to consult their own tax advisors regarding the specific tax consequences associated with the Offer, including the applicability and effect of any state, local, non-U.S., or other tax laws as well as changes in applicable tax laws.

Distribution of Rights

A stockholder that receives Rights pursuant to the Offer should not be required to recognize taxable income for U.S. federal income tax purposes upon the receipt of such Rights.

Basis and Holding Period of Rights

If the fair market value of the Rights which we distribute to a stockholder is less than 15% of the fair market value of the stockholder’s shares of our Common Stock with respect to which the Rights were distributed, the stockholder’s basis in the Rights distributed generally will be zero.  A stockholder may elect, however, to allocate its basis in our Common Stock between the Common Stock and the Rights received in proportion to the fair market value of the Common Stock and the Rights. This election will be irrevocable once made.

If the fair market value of the Rights which we distribute to a stockholder is 15% or more of the fair market value of the stockholder’s shares of our Common Stock with respect to which the Rights were distributed, the stockholder will be required to allocate its basis between the Common Stock and the Rights in proportion to their relative fair market values.

In either case, a stockholder’s holding period for the Rights that we distribute will include the holding period of the stockholder’s shares of our Common Stock with respect to which the Rights were distributed.

Exercise of Rights; Basis and Holding Period of Preferred Stock

A stockholder will not recognize gain or loss upon the exercise of the Rights for U.S. federal income tax purposes.  A stockholder’s basis in our Preferred Stock acquired through exercise of the Rights generally will equal the sum of (i) the subscription price paid by the stockholder to acquire the Preferred Stock and (ii) the stockholder’s basis, if any, in the Rights exercised.  A stockholder’s holding period in shares of our Preferred Stock acquired through the exercise of Rights will begin on the day the stockholder exercises the Rights.

Dividends Paid on Preferred Stock

Dividends paid on the Preferred Stock will be taxable to the holders of the stock, except to the extent they are treated as a return of capital.  The description below of distributions on our Common Stock will generally apply to distributions on the Preferred Stock.

Redemption of Preferred Stock

If the Preferred Stock is redeemed following a successful stockholder vote to approve the liquidation of the Fund, the amount received by a stockholder upon the redemption of the Preferred Stock generally will be treated as a sale or exchange and should give rise to gain or loss equal to the difference between the amount realized and the stockholder’s basis in the Preferred Stock.  Such gain or loss generally will be short-term capital gain or loss because the Preferred Stock will have a maximum term of one year. The deductibility of capital losses is subject to limitations.

If the Fund is not able to obtain a sufficient voting of shares to permit liquidation of the Fund, the amount received by a stockholder upon the redemption of Preferred Stock generally will result in a less favorable outcome to stockholders.

Expiration of Rights

If a stockholder receives Rights pursuant to this offering, and the stockholder’s basis in our Common Stock is not allocated between the Common Stock and the Rights received and the stockholder’s Rights expire unexercised, then the stockholder will not recognize taxable loss upon expiration of the Rights.  In addition, the stockholder’s basis in its shares of our Common Stock will not be affected by the Offer or the stockholder’s decision to allow its Rights to expire and will remain the same as before the Offer.

If a stockholder receives Rights pursuant to this offering, and the stockholder’s basis in our Common Stock is allocated between the Common Stock and the Rights received and the stockholder’s Rights expire unexercised, then except to the extent we have no current or accumulated earnings and profits for U.S. federal income tax purposes for the year the Rights are distributed or the stockholder has previously disposed of all of the Common Stock that it actually or constructively owns, the stockholder will not recognize a taxable loss upon the expiration of the Rights but the stockholder’s basis that was allocated to the Rights may be reallocated to the underlying Common Stock upon which the Rights were distributed.  If we have no current or accumulated earnings and profits for U.S. federal income tax purposes for the year the Rights are distributed or the stockholder has previously disposed of all of the Common Stock that it actually or constructively owns, then the stockholder will realize a taxable loss upon the expiration of the Rights equal to the basis that was allocated to the Rights.  Such loss will be a capital loss and the stockholder’s basis in its shares of our Common Stock will be reduced by the amount of basis allocated to the Rights.

The Fund

The Fund intends to qualify as a regulated investment company under the Code.  To so qualify, the Fund must, among other things:  (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses, or the securities of one or more qualified publicly traded partnerships.  The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stock and securities.  For purposes of these requirements, assets in the Investment Plan will be treated as assets of the Fund, and earnings attributable to such assets will be treated as earnings of the Fund.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to its stockholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed to its stockholders; however the Fund will be subject to tax on its income and gains (including the Investment Plan’s income and gains), to the extent that it does not distribute to its stockholders an amount equal to such income and gains.  In general, the Fund intends to borrow money or liquidate assets to make such distributions.  Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses.  The Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income.  Dividend distributions of investment company taxable income are taxable to a U.S. stockholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or in shares.  Since the Fund will not invest in the stock of domestic corporations, the corporate stockholders of the Fund will not be entitled to the deduction for dividends received by corporations.  If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income (which includes taxable income of the Investment Plan that is not distributed to the Fund), whether or not the Fund makes any distributions to its stockholders.

As a regulated investment company, the Fund also will not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from the prior eight years, if any, that it distributes to its stockholders.  If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it generally will be subject U.S. federal income tax at regular corporate rates on amount retained.  The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years.  The Fund expects to designate amounts retained as undistributed capital gains in a notice to its stockholders who, if subject to U.S. federal income taxation on long-term capital gains, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities.  For U.S. federal income tax purposes, the basis of shares owned by a stockholder of the Fund will be increased by an amount equal to the excess of the amount of undistributed net capital gains included in its income over its respective tax credits.  Distributions of net long-term capital gains, if any, by the Fund are taxable to its stockholders as long-term capital gains whether paid in cash or in shares and regardless of how long the stockholder has held the Fund’s shares.  Under current U.S. law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%.  Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning after December 31, 2012.  Long-term capital gains are currently taxable to corporations at 35%.  Stockholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

Stockholders receiving dividends or distributions in the form of additional shares pursuant to the DRIP Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares equal to such amount.

If the net asset value of shares is reduced below a stockholder’s cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital.  Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them.  The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of action taken for the best investment of the principal of the Fund, and may therefore vary from year to year.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and stockholders may receive dividends in an earlier year than would otherwise be the case.

Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income.  To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98.2% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year.  For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, in the previous year.  For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year.  Any dividend declared by the Fund in October, November or December of any year and payable to stockholders of record on a specified date in such a month shall be deemed to have been received by each stockholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year.

The Fund will maintain accounts and calculate income by reference to the U.S. dollar.  The Investment Plan will maintain accounts and calculate income by reference to the Baht, and such calculations will not necessarily correspond to the Fund’s distributable income and capital gains for U.S. income tax purposes.  Furthermore, the operation of the Investment Plan and Thai exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities.  These restrictions and limitations may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to stockholders.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes each as discussed above.  The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by the Fund, and net capital gains recognized on the sale or exchange of shares of the Fund.

For backup withholding purposes, the Fund may be required to withhold a portion of reportable payments (which may include dividends, capital gain distributions, and redemptions) to certain stockholders.  The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.  A stockholder, however, may avoid becoming subject to this requirement by filing an appropriate form certifying under penalty of perjury that such stockholder’s taxpayer identification number is correct and that it is not subject to backup withholding, or is exempt from backup withholding.

Upon the sale or exchange of its shares, a stockholder will realize a taxable gain or loss depending upon the amount realized and its basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder’s hands, and will be long-term if the stockholder’s holding period for the shares is more than 12 months and otherwise will be short-term.  Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated f or federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such shares.

An amount received by a stockholder from the Fund in exchange for shares of the Fund (pursuant to a repurchase of shares or a tender offer or otherwise) generally will be treated as a payment in exchange for the shares tendered, which may result in taxable gain or loss as described above.  However, if the amount received by a stockholder exceeds the fair market value of the shares tendered, or if a stockholder does not tender all of the shares of the Fund owned or deemed to be owned by the stockholder, all or a portion of the amount received may be treated as a dividend taxable as ordinary income or as a return of capital.  In addition, if a tender offer is made, any stockholders who do not tender their shares could be deemed, under certain circumstances, to have received a taxable distribution of shares of the Fund as a result of their increased proportionate interest in the Fund.

Foreign Taxes

As set forth above under “Thai Income Taxes,” it is expected that income and distributions received by the Investment Plan will not be subject to Thai income or withholding taxes and that distributions made to the Fund by the Investment Plan will be subject to a 10% Thai withholding tax.  So long as certain distribution requirements are satisfied and more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stocks or securities of foreign corporations, which is expected to be the case, the Fund may elect, for U.S. federal income tax purposes, to treat the 10% Thai withholding tax as paid by its stockholders.  The Fund expects to make this election.  As a consequence, each stockholder will be required to include in its income an amount equal to its allocable share of the 10% Thai withholding tax paid by the Fund and the Investment Plan to the Thai government and the stockholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any.  The amount of foreign taxes that may be credited against a stockholder’s U.S. federal income tax liability will generally be limited, however, to the amount of U.S. federal income tax imposed on the income subject to the foreign taxes.  In addition, this limitation must be applied separately to certain categories of foreign source income one of which is foreign source “passive income.” For this purpose, foreign source “passive income” includes dividends, interest, capital gains and certain foreign currency gains.  As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund.  Each stockholder will be notified within 60 days after the close of the Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, such notification will designate (i) such stockholder’s portion of the foreign taxes paid to such country and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such country.

Foreign Stockholders

Taxation of a stockholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (a “foreign stockholder”) depends on whether the foreign stockholder’s income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign stockholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign stockholder, dividends of investment company taxable income will be subject to U.S. withholding tax of 30%, unless reduced pursuant to an applicable income tax treaty.  In addition, distributions of net long-term capital gains and gains realized upon the sale of shares of the Fund by a foreign stockholder who is a nonresident alien individual ordinarily will be subject to U.S. federal income tax at a rate of 30% if such individual is physically present in the U.S. for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, if such gain is attributable to an office or fixed place of business in the U.S. maintained by such nonresident alien individual.  Furthermore, foreign stockholders, in effect, may, be subject to the 30% U.S. withholding tax (or lower treaty rate) on their income resulting from the Fund’s election (described above) to “pass through” amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the additional U.S. withholding tax attributable to such election.

If dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by a foreign stockholder, dividends of investment company taxable income, distribution of net long-term capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax in the same manner and at the graduated income tax rates applicable to U.S. citizens or domestic corporations.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign stockholder that is a corporation, then such stockholder may also be subject to the 30% branch profits tax.  Whether a foreign stockholder is engaged in trade or business in the U.S. is a factual question.  With respect to securities trading activities, a foreign stockholder who is not a dealer in securities is not considered to be engaged in trade or business in the U.S. by virtue of his securities trading activities if certain conditions are met.  Foreign stockholders should consult their tax advisers to determine whether they are engaged in trade or business in the U.S. and, if they are, whether the income or gain derived from the Shares is effectively connected therewith.

In addition, recent legislation generally imposes withholding of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2013, on Fund dividends and, after December 31, 2016, on gross proceeds from the sale, redemption or other disposition of Fund shares, paid to foreign stockholders unless the stockholders comply with certain reporting requirements to the IRS (for non-U.S. investment funds and financial institutions) or the Fund (other non-U.S. entities) as to identifying information (including name, address and taxpayer identification number) of their direct and indirect U.S. owners. Income which is effectively connected with the conduct of a U.S. trade or business is not, however, subject to such withholding. Foreign stockholders should consult their tax advisors regarding the possible implications of this legislation for their investment in the Fund.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described above.  Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY.  IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OF PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

NET ASSET VALUE

Net asset value is determined daily in Thailand (defined to be a day on which the SET is open for trading) See “Government Regulation and Investment by the Fund in Thai Securities—Structure of Trading on the SET”).  Net asset value is determined by dividing the value of the net assets of the Fund (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding.  In valuing the Fund’s assets, all securities for which market quotations are readily available will be valued at the last sales price prior to the time of determination, or, if there was no sales price on such date, at the mean between the last current bid and asked prices.  Securities that are traded over-the-counter, if bid and asked quotations are available, will be valued at the mean between the current bid and asked prices, or, if such quotations are not available, will be valued as determined in good faith by the Board of Directors of the Fund.  In instances where quotations are not readily available or where the price determined above is deemed not to represent fair market value (for example, if the price of a security listed on the SET were fixed by reason of a limit on the daily price change, and the Fund’s officers determine that, because of unusual and material changes affecting the issuer, the quoted price does not reflect the value of the security), fair value will be determined in good faith in such manner as the Fund’s Board of Directors may prescribe.  Short-term U.S. dollar-denominated investments having a maturity of sixty days or less will be valued at cost with accrued interest or discount earned thereon included in interest receivable.  All other securities and assets will be taken at fair value as determined in good faith by the Board of Directors although the actual calculation may be done by others.  Any assets or liabilities initially expressed in terms of Baht will be translated into U.S. dollars at the mean between the buying and selling rate of Baht against U.S. dollars quoted by the BoT.  The Fund does not currently intend to reflect in its net asset value computation any Thai withholding tax that may accrue if unrealized gains (if any) are ultimately realized.  See “Taxation—Thai Income Taxes.”

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Fund consists of 100,000,000 shares of Common Stock, par value $.01 per share.  As of the date of this prospectus, the Fund has 3,564,814 shares of Common Stock issued and outstanding. As of        , 2012, 3,564,814 shares of the Fund’s capital stock were classified by the Board as 1.00% Redeemable Preferred Stock, par value $0.01 per share.

The Common Stock trades on the NYSE MKT under the symbol “TF.”  The Rights and the shares of Preferred Stock issued upon exercise of the Rights will not be listed for trading on the NYSE MKT or any other exchange. Under Maryland law, the Fund’s stockholders generally are not personally liable for the Fund’s debts or obligations.

In addition, the Fund’s charter provides that the Board of Directors, by majority vote, may reclassify any unissued shares of the Fund’s capital stock into one or more additional or other classes or series of stock with such designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and qualifications as determined by the Board of Directors. As discussed below, the Fund’s Board of Directors has designated a new class of Preferred Stock created specifically for issuance pursuant to this offering.

Common Stock

All shares of Common Stock of the Fund are fully paid and non-assessable, and have no conversion, preemptive or other subscription rights.  All shares are equal as to earnings and the receipt of dividends, if any, as may be declared by the Board of Directors out of funds legally available therefor.  In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive its proportion of the Fund’s assets remaining after payment of all debts and expenses.

The Fund does not have any current plans to make additional offerings of its shares other than pursuant to the Offer except that additional shares may be issued under the Plan.  Offerings of additional shares, if made, will require approval of the Fund’s Board of Directors.  Any such additional offerings would also be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current net asset value of the Fund’s shares (exclusive of any underwriting commission or discount) except in connection with an offering to existing stockholders or with the consent of the holders of a majority of the Fund’s shares.

Stockholders are entitled to one vote per share and do not have cumulative voting rights.  Thus, holders of more than 50% of the shares voting for the election of directors have the power to elect 100% of the directors, and, if such event should occur, the holders of less than 50% of the shares voting for directors would not be able to elect any person or persons to the Board of Directors.

Preferred Stock

The Preferred Stock is a new class of the Fund’s capital stock designated by the Board of Directors specifically for issuance pursuant to the Offer.  The following is a brief description of the terms of the 1.00% Redeemable Preferred Stock. This description does not purport to be complete and is qualified by reference to the Fund’s Charter, including the provisions of the Articles Supplementary classifying and designating the 1.00% Redeemable Preferred Stock. For complete terms of the 1.00% Redeemable Preferred Stock including definitions of terms used in this Prospectus, please refer to the actual terms of the 1.00% Redeemable Preferred Stock, which are set forth in the Articles Supplementary.

(a)                                 Liquidation Preference:  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Stock will be entitled to receive a preferential liquidating distribution at face value (i.e., $5.00 per share), before any distribution of assets is made to the holders of Common Stock.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund.

(b)                                 Dividends:  The holders of Preferred Stock will be entitled to receive dividends at the annual rate of 1.00% of the $5.00 liquidation preference.  Dividends on the Preferred Stock will be fully cumulative, will accumulate without interest from the date of original issuance of the Preferred Stock and will be payable quarterly in arrears on the last calendar day of March, June, September and December, commencing on the last calendar day of the first March, June, September or December following the Expiration Date.  In addition, any accrued but unpaid dividends on the Preferred Stock will be paid upon redemption of the Preferred Stock or as part of a liquidating distribution upon liquidation of the Fund.

(c)                                  Voting Rights:  So long as the Fund is subject to the 1940 Act, the holders of any Preferred Stock, voting separately as a single class, shall have the right to elect two Directors at all times.  The remaining Directors shall be elected by the holders of Common Stock and Preferred Stock voting as a single class.  So long as the Fund is subject to the 1940 Act, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.  As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there is any Preferred Stock outstanding.  Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law or the Fund’s Charter, Articles Supplementary or bylaws, holders of Preferred Stock will have equal voting rights with holders of Common Stock (one vote per share, unless otherwise required by the 1940 Act) and will vote together with such holders of Common Stock as a single class.

(d)                                 Non-Transferable:  The Preferred Stock will be non-transferable until the Shares are redeemed by the Fund as described below.

(e)                                  Redemption by the Fund:  The Board of Directors may, in its sole discretion, redeem all then outstanding Shares of Preferred Stock at face value.  In connection with such redemption holders of the Preferred Stock would receive payment for all accrued and unpaid dividends on their shares of Preferred Stock to the date of redemption, but after redemption no such holder would be entitled to the dividends, liquidation preference or other rights attributable to holders of the Preferred Stock.  Shortly after expiration of the Offer, the Fund intends to hold a special meeting of stockholders to consider, among other matters, liquidation of the Fund.  Shortly, after that special meeting, the Fund intends to redeem the Preferred Stock In any event, the Fund will redeem all outstanding Shares of Preferred Stock as of          , 2014 (one year from the Expiration Date).

So long as the Fund is subject to the 1940 Act, (i) the Fund is required to have an asset coverage of at least 200 percent immediately following the issuance of Preferred Stock, (ii) the Fund will be prohibited from declaring any dividend (except a dividend payable in the Common Stock) or any other distribution upon the Common Stock, unless the Preferred Stock has at the time of any such declaration an asset coverage of at least 200 percent after deducting the amount of such dividend or distribution, as the case may be, (iii) holders of Preferred Stock will be entitled, voting as a class, to the voting rights outlined in (c) above, and (iv) holders of Preferred Stock will have the liquidation preference outlined in (a) above.

Effects of Leverage

The holders of the Fund’s Preferred Stock will be entitled to a dividend rate of 1.00% of the liquidation preference.  Any return earned in excess of the stated dividend rate would directly benefit holders of the Common Stock; however, any shortfall from the stated rate would negatively affect the holders of Common Stock.  The following table is designed to assist you in understanding the effects of the existing leverage on the Common Stock of the Fund. The table assumes that 3,564,814 shares of 1.00% Redeemable Preferred Stock are issued and outstanding. The assumed returns appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding return to Common Stockholder	(14.00)%	(7.00)%	(0.10)%	6.90%	13.80%

The following factors associated with leveraging could increase the investment risk and volatility of the price of the Common Stock:

•                                          leveraging exaggerates any increase or decrease in the net asset value of the Common Stock;

•                                          the dividend requirements on the Preferred Stock may exceed the income from the portfolio securities purchased with the proceeds from the issuance of preferred shares;

•                                          a decline in net asset value results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any dividend requirements of preferred shares);

•                                          a decline in net asset value could affect the ability of the Fund to make Common Stock dividend payments;

•                                          a failure to pay dividends or make distributions on the Common Stock could result in the Fund’s ceasing to qualify as a regulated investment company under the Code; and

•                                          if the asset coverage for the Fund’s preferred shares declines to less than two hundred percent (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

Special Voting Provisions

The Fund has provisions in its Charter and ByLaws (collectively, the “Governing Documents”) that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s ability to engage in certain transactions or (iii) the ability of the Fund’s directors or stockholders to amend the Governing Documents or effect changes in the Fund’s management.  These provisions in the Fund’s Charter Governing Documents may be regarded as “anti-takeover” provisions.

The Board of Directors is divided into three classes, each having a term of three years.  At the annual meeting of stockholders in each year, the term of one class expires.  Accordingly, only those directors in one class may be changed in any one year, and it would require two years to replace a majority of the Board of Directors.  In addition, a director may be removed from office only by vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter.  Such a system of electing and removing directors may have the effect of maintaining the continuity of the management and, thus, make it more difficult for the Fund’s stockholders to change the majority of the directors.

Under the Fund’s Charter, the Board of Directors has the authority to classify or reclassify shares of its capital stock with such rights, preferences, qualifications and limitations as the Board, in its discretion, may determine.

As permitted by the MGCL, the Fund has elected to be subject to the provisions of Section 3-602 of the MGCL which deals with certain “business combinations” with “interested stockholders.” Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an interested stockholder (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who, at any time during the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation) or an affiliate of such an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must generally be recommended by the board of directors of the corporation and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding voting stock of the corporation and (b) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation, other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested stockholder, unless, among other conditions, the corporation’s common stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. A corporation’s board of directors may provide that its approval is subject to compliance with any terms and conditions determined by the board.

In addition, under the Fund’s Charter, the affirmative vote of the holders of at least 75% of the shares of the Fund then entitled to vote is required to approve, adopt or authorize the following:

(i)                                     a merger or consolidation of the Fund with or into another corporation or a share exchange transaction in which the Fund is not the successor corporation;

(ii)                                  a sale, lease, exchange or other disposition to or with any entity or person of all or any substantial part of the assets of the Fund (except assets having an aggregate fair market value of less than $1,000,000 or such sale, lease or exchange in the context of the ordinary course of the Fund’s investment activities);

(iii)                               issuance or transfer of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding sales of securities in connection with a public offering and securities issued pursuant to a dividend reinvestment plan adopted by the Fund or upon the exercise of any stock subscription rights distributed by the Fund;

(iv)                              a liquidation or dissolution of the Fund; or

(v)                                 the conversion of the Fund from closed-end to open-end status under the 1940 Act,

unless any of the foregoing actions or events shall have been previously approved, adopted or authorized by the affirmative vote of 75% of the directors then in office.  In such case, the affirmative vote of the holders of 66-2/3% of the outstanding shares of the Fund or such higher percentage as may be specified in the 1940 Act would be required.

The affirmative vote of 75% or more of the outstanding shares of the Fund then entitled to vote is required to amend any or all of the foregoing provisions and certain other provisions contained in the Governing Documents.

The Board of Directors has determined that the super-majority voting requirements described above, which are greater than the minimum requirement under Maryland law or the 1940 Act, are generally in the best interests of the Fund and its stockholders.  Reference should be made to the Governing Documents on file with the Commission for the full text of these provisions.

The provisions of the Governing Documents described above could have the effect of depriving holders of Common Stock the opportunity to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumptions of control of the Fund by, another entity or person.

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

American Stock Transfer and Trust Company (the “Transfer Agent”) will act as the Fund’s dividend paying agent and as transfer agent and registrar for the Fund’s Common and Preferred Stock.  The principal business address of the Transfer Agent is Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

EXPERTS

The financial statements of the Fund for the fiscal year ended December 31, 2011 incorporated by reference in this Prospectus have been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  The address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.

LEGAL MATTERS

Legal matters in connection with this offering will be passed on for the Fund by Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019.  With respect to all matters of Thai law, counsel for the Fund will rely on               .  Counsel for the Fund will rely, as to matters of Maryland law, on Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, MD 21202.

The Investment Manager is a limited company organized under the laws of the Kingdom of Thailand and is registered under the Investment Advisers Act; all of the Investment Manager’s directors and of its executive officers are citizens of Thailand.  The Investment Manager has irrevocably designated the Commission, as its agent to accept service of process in any suit, action or proceeding to enforce the provisions of the U.S. securities laws.  There can be no assurance that the Investment Manager will have any assets in the United States that could be attached in connection with any action, suit or proceeding.  In addition, the Fund has been advised by its Thai counsel that judgments rendered by non-Thai courts are not enforceable per se in Thailand but may be introduced as evidence in a separate action in a Thai court.

If either the Investment Manager or the Thai Custodian does not perform its obligations as set forth in the Investment Contract or the Thai Custody Contract (as appropriate), the Fund is legally entitled to bring an action in a Thai court against the Investment Manager and the Thai Custodian to enforce those obligations.

The books and records of the Fund will be maintained at the Fund’s principal address in the United States and will be subject to inspection by the Commission.

FINANCIAL STATEMENTS

The Fund’s Annual Report for the fiscal year ended December 31, 2011 (the “Annual Report”), which includes the Fund’s financial statements for that fiscal year, and the Fund’s Semi-Annual Report (the Semi-Annual Report”) for the 6 months ended June 30, 2012, which includes the financial statements for the 6 months ended June 30, 2012, are incorporated herein by reference with respect to all information other than the information set forth in the Chairman’s Statement included therein.  The Fund will furnish, without charge, a copy of its Annual Report and Semi-Annual Report, upon request by writing to The Thai Capital Fund, Inc., c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or by calling (215) 405-2049.

ADDITIONAL INFORMATION

The Fund has filed with the Commission, Washington, D.C. 20549, a Registration Statement on Form N-2, with respect to the Shares offered hereby.  Further information concerning the Rights, the Shares and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part.  The Registration Statement may be inspected without charge at the Commission’s office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the Commission.  Any such reports and other information, including the Fund’s Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at 100 F Street, NE, Washington, D.C. 20549 and at the following regional offices of the Commission:  Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604.  Copies of such material can be obtained from the public reference section of the Commission at 100 F Street, NE, Washington, D.C. 20549 at prescribed rates.  The Commission maintains a website at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.  Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE MKT, 20 Broad Street, New York, New York 10005.

Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, filed by the Fund with the Commission in Washington, D.C.  This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto.  For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement.  Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.  A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

APPENDIX A

PERFORMANCE OF THE STOCK EXCHANGE OF THAILAND INDEX

	For the year ended December 31,
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Return (Baht)	17.32%	116.60%	(13.48)%	6.83%	(4.75)%	26.22%	(47.56)%	63.25%	40.60%	(0.72)%

Exchange Rates

	For the year ended December 31,
Baht / US $	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
End of period	43.20	39.63	38.80	40.99	36.10	29.50	34.72	33.33	30.16	31.51

A-1

3,564,814 Shares

The Thai Capital Fund, Inc.

1.00% Redeemable Preferred Stock

PROSPECTUS

             , 2012

PART C — OTHER INFORMATION ITEM

ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS

(1)                                 Financial Statements:

Consolidated Portfolio of Investments at June 30, 2012 (unaudited).*

Consolidated Statement of Assets and Liabilities at June 30, 2012 (unaudited).*

Consolidated Statement of Operations for the six months ended June 30, 2012 (unaudited).*

Consolidated Statement of Changes in Net Assets for the six months ended June 30, 2012 (unaudited) and the fiscal year ended December 31, 2011.*

Financial Highlights.*

Notes to Financial Statements.*

Consolidated Portfolio of Investments at December 31, 2011.†

Consolidated Statement of Assets and Liabilities at December 31, 2011.†

Consolidated Statement of Operations for the fiscal year ended December 31, 2011.†

Consolidated Statement of Changes in Net Assets for the fiscal year ended December 31, 2011 and the fiscal year ended December 31, 2010.†

Financial Highlights.†

Notes to Financial Statements.†

Report of Independent Registered Public Accounting Firm, dated February 28, 2012.†

*                             Incorporated by reference from the Fund’s Semi-Annual Report for the six months ended June 30, 2012, filed on August 29, 2012.

†                             Incorporated by reference from the Fund’s Annual Report for the fiscal year ended December 31, 2011, filed on March 9, 2012.

(2)                                 Exhibits

(a)                                 (1)               -              Articles of Incorporation*

(2)               -              Articles of Amendment*

(3)               -              Articles Supplementary******

(4)               -              Articles of Amendment**

(b)                                 (1)               -              By-Laws, as Amended*

(2)               -              Amendment to By-Laws*

(3)               -              Amendment to Amended and Restated Bylaws***

(c)                -              Not applicable

(d)                                 (1)               -              Specimen certificate for Preferred Stock******

(2)               -              Form of Subscription Certificate******

(3)               -              Form of Notice of Guaranteed Delivery******

(4)               -              Form of Letter to Brokers ******

(5)               -              Form of Letter to Registered Holders******

(e)                -              Dividend Reinvestment and Cash Plan****

(f)                 -              Not applicable

(g)                                  (1)               -              Investment Contract*

(h)                             (1)               -              Form of Investment Letter*

(i)                   -              Not applicable.

(j)                                    (1)               -              Thai Custody Contract*

(2)               -              Custodial Services Agreement*****

(k)                                 (1)               -              Registrar, Transfer Agency and Service Agreement*

(2)               -              Administration Agreement*****

(3)               -              Form of Information Agent Agreement******

(4)               -              Form of Subscription Agent Agreement******

(l)                                     (1)               -              Opinion and Consent of Clifford Chance US LLP******

(2)               -              Opinion and Consent of Venable LLP, Maryland counsel to the Fund******

(3)               -              Consent of Clifford Chance, Thai counsel to the Fund******

(m)           -              Not applicable.

(n)               -              Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm*****

(o)               -              Not applicable.

(p)               -              Not applicable.

(r)                  -              Code of Ethics*

*                                         Incorporated by reference to Amendment No. 6 to the Fund’s Registration Statement on Form N-2, dated March 16, 2007 (File No. 811-06062).

**                                  Incorporated by reference to Amendment No. 4 to the Fund’s Registration Statement on Form N-2, dated June 11, 2007 (File Nos. 333-141377; 811-06062).

***                           Incorporated by reference to Amendment No. 4 to the Fund’s Registration Statement on Form N-2, dated April 29, 2002 (File Nos. 333-72932; 811-10287).

****                    Incorporated by reference to Amendment No. 5 to the Fund’s Registration Statement under the Investment Company Act of 1940 on Form N-2, dated July 6, 2006 (File No. 811- 06062).

*****             Filed herewith.

******      To be filed by amendment.

Item 26.  Marketing Arrangements

See Exhibits (h)(1)-(3) to this Registration Statement.

2

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the Offer described in this Registration Statement.

SEC Registration fees		$2,406.90
Printing (other than stock certificates)
Fees and expenses of qualification under state securities laws (excluding fees of counsel)
Accounting fees and expenses
Legal fees and expenses
Dealer Manager expense reimbursement
Information Agent’s fees and expenses
Subscription Agent’s fees and expenses
Miscellaneous
Total	$

Item 28.  Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 29.  Number of Holders of Securities

Title of Class	Number of Record Holders as of December 4, 2012
Common Stock, $.01 par value (as registered)	107

Item 30.  Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland, Article Eleventh of the Fund’s Articles of Incorporation, Article VII of the Fund’s By-laws, as amended, the Investment Contract and the Administration Agreement filed as Exhibits (a)(1), (b)(1), (g)(1) and (k)(2), respectively, to this Registration Statement provide for indemnification.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.  The Fund’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Fund’s charter obligates the Fund, subject to the requirements of the 1940 Act, to indemnify (A) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Law of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (B) other employee and agents to such extent as is authorized by the Board of Directors or the Corporation’s By-Laws and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out the indemnification provisions in the charter and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.  The charter prohibits and amendment to the charter that will limit or eliminate the right to indemnification provide.  Similarly, the bylaws also obligate the Fund to indemnify the directors, officers, employees and agents of the Fund against judgments, fines, settlements and expenses to the fullest extent authorized and in the manner permitted, by applicable federal and state law.

The Investment Contract is obligates the Fund, out of assets of the Investment Plan, to pay any amount necessary to indemnify the Thai Manager against any action, proceeding, claims, costs, demands and expenses which may be brought against, suffered or incurred by the Thai Manager (other than with respect to any action, proceeding, claim or demand or on behalf of the Unitholder) in connection with the performance or

3

non-performance in good faith of its functions under the Investment Contract except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Thai Manager’s duties or by reckless disregard on the part of the Thai Manager of the Thai Manager’s obligation and duties under the Investment Contract as shall arise by reason of the fraud negligence or willful default of the Thai Manager or its officers, servants or delegates.

The Administration Agreement obligates the Fund to indemnify and hold harmless the Administrator and its shareholders, officers, directors, employees and agents from any liability for any damages, expenses (including the reasonable value of time spent by the Administrator’s employees) or direct losses reasonably incurred and against all charges, claims, expenses (including legal fees).  The Administrator will not be held liable for any error of judgment or mistake ld law or for any loss suffered by the Fund or its stockholders in connection with the performance of its duties under the Administration Agreement, except such as may arise from the Administrator’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations and duties hereunder.

Insofar as indemnification for liabilities arising under the 1933 Act, may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Adviser

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of its investment manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those entities or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed on October 25, 2006,  with the Securities and Exchange Commission by SCB Asset Management Co., Ltd (SEC File No. 801-60416) pursuant to the Investment Advisers Act of 1940, as amended.

Item 32.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of the (a) Registrant, (b) the Administrator and (c) the U.S. Custodian and (d) the Transfer Agent.  The address of each is as follows:

(a)                                 The Thai Capital Fund, Inc. c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, Pennsylvania 19103.

(b)                                 Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, Pennsylvania 19103.

(c)                                  State Street Bank and Trust Company, P.O. box 5049, Boston, MA 02206-5049.

(d)                                 American Stock Transfer and Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

(1)                                 Registrant undertakes to suspend the offering of its shares until it amends its prospectus if:

4

(a)                                 subsequent to the effective date of this Registration Statement, the net asset value declines more than 10% from its net asset value as of the effective date of this Registration Statement; or

(b)                                 the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2)                                 Not applicable.

(3)                                 Not applicable.

(4)                                 Not applicable.

(5)                                 Registrant undertakes that:

(a)                                 for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b)                                 that for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)                                 The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

5

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 5th day of December, 2012.

THE THAI CAPITAL FUND, INC.

By:	/s/ Alan Goodson
Alan Goodson
President

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alan Goodson with full power to act without the other, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Martin J. Gruber	Chairman or the Board and Director	December 4, 2012
Martin J. Gruber

/s/ David G. Harmer	Director	December 4, 2012
David G. Harmer

/s/ Richard J. Herring	Director	December 4, 2012
Richard J. Herring

/s/ Rahn K. Porter	Director	December 4, 2012
Rahn K. Porter

/s/ Alan Goodson	President	December 4, 2012
Alan Goodson	(Principal Executive Officer)

/s/ Andrea Melia	Treasurer	December 4, 2012
Andrea Melia	(Principal Financial Officer)

6

EXHIBIT INDEX

(2)                                 Exhibits

(j)                                    (2)                                 Custodial Services Agreement

(k)                                 (2)                                 Administration Agreement

(n)                                 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm